UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Blackstone Real Estate Income Trust, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Blackstone Real Estate Income Trust, Inc.

345 Park Avenue, 42nd Floor

New York, New York 10154

April 21, 2017

Dear Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Blackstone Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), which will be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, June 20, 2017, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017. At the Annual Meeting, stockholders will be asked to:

•	elect seven director nominees listed in the Proxy Statement;

•	ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017;

•	approve the amendment and restatement of the Company’s charter (the “Charter”) to change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees; and

•	consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Details concerning those matters to come before stockholders at the Annual Meeting are described in this Proxy Statement.

Management and the Board of Directors unanimously recommend that you vote FOR all nominees for directors listed in the Proxy Statement, FOR the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017 and FOR the amendment and restatement of the Charter to the change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees.

It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, we urge you to complete a proxy as promptly as possible — by Internet, telephone or mail — so that your shares will be voted at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2017:

Our Proxy Statement, form of proxy card and 2016 Annual Report to stockholders are also available at

www.proxydocs.com/BREIT, and can be accessed by using the 12-digit control number and following the instructions located on the enclosed proxy card.

On behalf of the Board of Directors and management, I thank you for your continuing support.

Sincerely,

/s/ Frank Cohen

Frank Cohen

Chairman of the Board and Chief Executive Officer

Blackstone Real Estate Income Trust, Inc.

345 Park Avenue, 42nd Floor

New York, New York 10154

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

To our Stockholders:

We hereby notify you that Blackstone Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), is holding its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Eastern Daylight Time, on Tuesday, June 20, 2017, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017. At the Annual Meeting, stockholders will be asked to:

1.	elect seven director nominees listed in the Proxy Statement;

2.	ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017;

3.	approve the amendment and restatement of the Company’s charter (the “Charter”) to change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees; and

4.	consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

You can vote your shares of common stock at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a stockholder of record as of the close of business on April 1, 2017, the record date for the Annual Meeting.

Stockholders, whether or not they expect to be present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the Internet, by telephone or by completing and returning the proxy card. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the meeting and stockholders who are present at the meeting may withdraw their proxies and vote in person.

Sincerely,

/s/ Leon Volchyok

Leon Volchyok

Chief Securities Counsel and Secretary

April 21, 2017

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
Where and when will the Annual Meeting be held?	1
What is this document and why have I received it?	1
What am I voting on?	1
What is the required vote for approval of each proposal?	2
How does the Board of Directors recommend that I vote?	2
Who can vote?	2
How do I vote if I am a registered stockholder?	2
How do I vote if I hold my shares in “street name”?	3
How can I authorize a proxy to vote over the Internet or by telephone?	3
What if I return my proxy but do not mark it to show how I am voting?	3
What if other matters come up at the Annual Meeting?	3
Can I change my vote or revoke my proxy after I authorize my proxy?	3
How do I vote my shares in person at the Annual Meeting?	4
Do I need a ticket to be admitted to the Annual Meeting?	4
Do I also need to present identification to be admitted to the Annual Meeting?	4
What constitutes a quorum?	4
Who will count the votes?	5
Where can I find the voting results of the Annual Meeting?	5
How can I get additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation?	5
Where can I get more information about Blackstone Real Estate Income Trust?	5
How is this solicitation being made?	5
Will my vote make a difference?	5
PROPOSAL 1 — ELECTION OF DIRECTORS	6
Nominees for Election as Directors	6
The Board of Directors; Committees	9
Corporate Governance	14
Executive and Senior Officers	15
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	17
Executive Officer Compensation	17
Non-Employee Director Compensation	17
Section 16(a) Beneficial Ownership Reporting Compliance	18
Equity Compensation Plan Information	18
Security Ownership of Certain Beneficial Owners and Management	18
TRANSACTIONS WITH RELATED PERSONS AND CERTAIN CONTROL PERSONS	20
Our Relationship with Our Adviser and Blackstone	20
Fees and Expenses for Other Services	26
Indemnification Agreements with Directors and Officers	27
Currently Proposed Transactions	27
Conflicts of Interest with the Adviser and its Affiliates	27
Related Party Transaction Policies	30
Report of the Affiliate Transaction Committee	30
PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
Audit and Non-Audit Fees	31
Audit Committee Pre-Approval Policies and Procedures	31
AUDIT COMMITTEE REPORT	33
PROPOSAL 3 — APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S CHARTER TO CHANGE THE CALCULATION OF THE CAP FROM A PER SHARE BASIS TO A PER ACCOUNT BASIS WITH RESPECT TO TOTAL UPFRONT SELLING COMMISSIONS, DEALER MANAGER FEES AND STOCKHOLDER SERVICING FEES	34
ANNUAL REPORT	35
OTHER MATTERS	35
STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING	35
HOUSEHOLDING OF PROXY MATERIALS	35
APPENDIX A	A-1

i

Blackstone Real Estate Income Trust, Inc.

345 Park Avenue, 42nd Floor

New York, New York 10154

PROXY STATEMENT FOR

2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2017

This Proxy Statement is being furnished by and on behalf of the Board of Directors of Blackstone Real Estate Income Trust, Inc., a Maryland corporation, in connection with the solicitation of proxies to be voted at the Annual Meeting. This Proxy Statement and the enclosed proxy card and our 2016 Annual Report to stockholders (the “Annual Report”) will be first mailed on or about April 21, 2017 to stockholders of record as of April 1, 2017. The words “Blackstone Real Estate Income Trust,” “we,” “our,” “us,” and “our company” refer to Blackstone Real Estate Income Trust, Inc., together with its consolidated subsidiaries, including BREIT Operating Partnership L.P. (the “Operating Partnership”), a Delaware limited partnership of which we are the general partner, unless the context requires otherwise. The terms “BX REIT Advisors” and “the Adviser” each refer to BX REIT Advisors L.L.C., our adviser. The Adviser is an affiliate of our sponsor, The Blackstone Group L.P. (together with its affiliates, “Blackstone”).

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the Proxy Statement, we answer some common questions regarding our 2017 Annual Meeting and the voting of shares at the meeting.

Where and when will the Annual Meeting be held?

The Annual Meeting will be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017 at 10:00 a.m., Eastern Daylight Time, on Tuesday, June 20, 2017.

What is this document and why have I received it?

This Proxy Statement and the enclosed proxy card are being furnished to you, as a stockholder of Blackstone Real Estate Income Trust, because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the meeting.

We intend to mail this Proxy Statement and accompanying proxy card on or about April 21, 2017 to all stockholders of record entitled to vote at the meeting.

What am I voting on?

There are three proposals scheduled to be considered and voted on at the Annual Meeting:

•	Proposal 1: Election of seven director nominees listed herein;

•	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP, as our independent registered public accounting firm for the year ending December 31, 2017; and

•	Proposal 3: Approve the amendment and restatement of the Company’s Charter to change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees.

What is the required vote for approval of each proposal?

Proposal 1: Election of seven director nominees listed herein. The affirmative vote of a majority of the shares entitled to vote who are present in person or by proxy at the Annual Meeting is required for the election of each nominee for director. Abstentions and broker non-votes will have the effect of a vote against the nominees.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm the year ending December 31, 2017. A majority of the votes cast at the Annual Meeting in person or by proxy is required for the auditor ratification proposal. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted on for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.

Proposal 3: Approve the amendment and restatement of the Company’s Charter to change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees. The affirmative vote of a majority of all votes entitled to be cast on this proposal is required for this Charter amendment and restatement proposal. Abstentions and broker non-votes will have the effect of a vote against the proposal.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares as follows:

•	FOR the election of each of the seven director nominees listed herein;

•	FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2017; and

•	FOR the approval of the amendment and restatement of the Company’s Charter to change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees.

Who can vote?

Holders of record of our shares of common stock as of the close of business on April 1, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting. As of the Record Date, there were 53,503,790 and 11,553,034 Class S Shares (“Class S”) and Class I Shares (“Class I”) of common stock issued and outstanding, respectively, for a total of 65,056,824 shares of our common stock issued and outstanding. There were no outstanding Class D Shares (“Class D”) or Class T Shares (“Class T”) as of the Record Date. You are entitled to one vote for each share you held as of the Record Date.

How do I vote if I am a registered stockholder?

If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may vote in any of the following ways described below, or in person by attending the Annual Meeting:

•	via the Internet by going to www.proxydocs.com/BREIT and following the on-screen directions. Please have your proxy card in hand when accessing the website, as it contains a 12-digit control number required to vote listed on the proxy card;

•	by phone by calling the number listed on the proxy card, (866) 286-3108, and following the recorded instructions. You will need the 12-digit control number included on your proxy card in order to vote by telephone; or

•	by mail by marking, signing, dating and returning the enclosed proxy card.

If you authorize a proxy by telephone or Internet, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.

All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we urge you to return your proxy card or submit a proxy by telephone or via the Internet to assure the representation of your shares at the Annual Meeting.

How do I vote if I hold my shares in “street name”?

If your shares are held by your bank or broker as your nominee (in “street name”), you should receive a proxy or voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

If your shares are held in street name and you wish to attend the Annual Meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.

How can I authorize a proxy to vote over the Internet or by telephone?

To authorize a proxy to vote electronically via the Internet, go to www.proxydocs.com/BREIT and follow the instructions. Please have your proxy card in hand when accessing the website, as it contains a 12-digit control number required to vote.

If you have access to a touch-tone telephone, you may authorize your proxy by dialing (866) 286-3108 and following the recorded instructions. You will need the 12-digit control number included on your proxy card in order to vote by telephone.

You can authorize a proxy to vote via the Internet or by telephone at any time prior to 11:59 p.m., Eastern Daylight Time, June 19, 2017, the day before the Annual Meeting.

What if I return my proxy but do not mark it to show how I am voting?

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all seven director nominees as directors, to approve the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2017 and for the approval of the amendment and restatement of the Company’s Charter to change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the meeting or any adjournment or postponement thereof and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. At any time before the vote on a proposal, you can change your vote either by:

•	executing or authorizing, dating and delivering to us a new proxy with a later date that is received no later than June 19, 2017;

•	voting again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Daylight Time, on June 19, 2017;

•	sending a written statement revoking your proxy card to our Secretary or any corporate officer of the Company, provided such statement is received no later than June 19, 2017; or

•	attending the Annual Meeting, revoking your proxy and voting your shares in person.

Your attendance at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Blackstone Real Estate Income Trust, Inc., 345 Park Avenue, New York, New York 10154, Attention: Secretary. New paper proxy cards should be sent to Mediant Communications, P.O. Box 8035, Cary, NC 27512-9916.

How do I vote my shares in person at the Annual Meeting?

First, you must satisfy the requirements for admission to the Annual Meeting (see below). Then, if you are a stockholder of record as of the close of business on the Record Date, and prefer to vote your shares at the Annual Meeting, you must bring proof of identification along with your proof of stock ownership. You may vote shares held in “street name” at the Annual Meeting only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we encourage you to authorize a proxy or vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.

Do I need a ticket to be admitted to the Annual Meeting?

You will need your proof of identification along with proof of stock ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to attend the Annual Meeting, you must present proof of your stock ownership, such as a bank or brokerage account statement.

Do I also need to present identification to be admitted to the Annual Meeting?

Yes, all stockholders must present a form of personal identification in order to be admitted to the Annual Meeting.

NO CAMERAS, RECORDING EQUIPMENT, ELECTRONIC DEVICES, LARGE BAGS, BRIEFCASES OR PACKAGES WILL BE PERMITTED AT THE ANNUAL MEETING.

What constitutes a quorum?

We will convene the Annual Meeting if stockholders representing the required quorum of shares of our common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or attend the meeting. The presence, either in person or by proxy, at the Annual Meeting of at least 50% of all the votes entitled to be voted on any matter will constitute a quorum. If a quorum is not present at the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days from the original Record Date for the Annual Meeting without notice other than an announcement at the Annual Meeting. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.

A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

Who will count the votes?

Representatives of Mediant Communications (“Mediant”), our solicitor, will count the votes and will serve as the independent inspector of election.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the date of the Annual Meeting.

How can I get additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation?

You may obtain additional copies of this Proxy Statement by calling our solicitor, Mediant, toll-free at (844) 371-1438.

Where can I get more information about Blackstone Real Estate Income Trust?

In connection with this solicitation, we have provided you with our Annual Report that contains our audited financial statements. We also file reports and other documents with the SEC. You can view these documents at the SEC’s website, www.sec.gov. You can also find more information on our website, www.bxreit.com.

How is this solicitation being made?

This solicitation is being made primarily by the mailing of these proxy materials. Supplemental solicitations may be made by mail or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and mailing these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock. We have hired Mediant to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. We will pay Mediant Communications customary fees and expenses for these services of approximately $22,000.

Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

PROPOSAL 1 — ELECTION OF DIRECTORS

There are currently seven members of the Board of Directors. On March 17, 2017, the Board of Directors, upon recommendation of its Nominating and Corporate Governance Committee, unanimously nominated the seven directors listed below for re-election to the Board of Directors at the Annual Meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board of Directors, unless the Board of Directors acts to reduce the size of the Board of Directors in accordance with our Bylaws. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.

Nominees for Election as Directors

The names, ages as of April 11, 2017 and existing positions with us of the nominees are as follows:

Name	Age	Position
Frank Cohen	44	Chairman of the Board and Chief Executive Officer
A.J. Agarwal	50	President and Director
Wesley LePatner	35	Chief Operating Officer and Director
Raymond J. Beier	60	Independent Director
Richard I. Gilchrist	71	Independent Director
Field Griffith	63	Independent Director
Edward Lewis	76	Independent Director

The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees are set forth below.

Frank Cohen has served as our Chairman of the Board and the Chief Executive Officer since July 2016. He is a Senior Managing Director with Blackstone based in New York. He is the Global Head of Core+ Real Estate and a member of the Blackstone Real Estate Investment Committee. Since joining Blackstone in 1996, Mr. Cohen has been involved in over $100 billion of real estate transactions. He has been involved with many of Blackstone’s notable investments, including Equity Office Properties, CarrAmerica Realty, Trizec Properties and IndCor Properties. Mr. Cohen received a BA from Northwestern University, where he graduated from the Honors Program in Mathematical Methods in the Social Sciences, with a double major in political science. He serves as a director for Hudson Pacific Properties (NYSE: HPP), as well as for several private Blackstone portfolio companies, including Equity Office Properties. He is also a Trustee of the Urban Land Institute and on the WCAS Board of Visitors at Northwestern University. We believe that Mr. Cohen is a valuable member of our Board of Directors because of his vast real estate experience, his history with Blackstone and his leadership of Blackstone Real Estate’s global Core+ business.

A.J. Agarwal has been a director and the President of the Company since December 2015. He is a Senior Managing Director in Blackstone Real Estate and leads Blackstone’s U.S. Core+ real estate business. Prior to launching and leading Blackstone’s Core+ real estate business in 2014, Mr. Agarwal was co-head of U.S. Acquisitions for Blackstone’s opportunistic real estate business and oversaw more than $10 billion of equity commitments and $30 billion of transactions across real estate asset classes. In addition to leading the Brixmor and Extended Stay Hotels IPOs, he was directly involved with and led investments across real estate sectors, including Blackstone’s investment in malls through General Growth Properties, limited service hotels through Apple REIT 6 and Extended Stay Hotels, luxury hotels through Hotel del Coronado, shopping centers through Brixmor and multiple other grocery-anchored portfolios, and office buildings such as One Market Plaza in San Francisco. Based in New York, Mr. Agarwal joined Blackstone in 1992 and is a member of Blackstone’s Real Estate Investment Committee. Mr. Agarwal has served as a board member, President and Senior Managing Director at BRE Select Hotels Corp since May 2013. Mr. Agarwal graduated from Princeton University, where he graduated magna cum laude and Phi Beta Kappa, and received his MBA from Stanford University Graduate School of Business. We believe that Mr. Agarwal is a valuable member of our Board of Directors because of his vast real estate and investment experience, his history with Blackstone and his oversight of Blackstone Real Estate’s U.S. Core+ business.

Wesley LePatner has been a director and the Chief Operating Officer of the Company since July 2016. She is a Managing Director with Blackstone Real Estate and serves as the Chief Operating Officer of the global Core+ business. In these roles she oversees the operations of the Core+ business and us. She is based in New York. Before joining Blackstone in 2014, Mrs. LePatner spent 11 years at Goldman Sachs, most recently as a Managing Director and the Chief Operating Officer of the Real Estate Investment Group within the Asset Management Division. Prior to that, Mrs. LePatner worked in Goldman Sachs’ Real Estate Principal Investment Area and the Real Estate Investment Banking Group. Mrs. LePatner received a BA from Yale University, summa cum laude and Phi Beta Kappa. We believe that Mrs. LePatner is a valuable member of our Board of Directors because of her extensive real estate operations experience and her history with Blackstone.

Raymond J. Beier has been a director of the Company since July 2016. He was a partner in the financial services practice at PricewaterhouseCoopers LLP, having been with the firm from 1993 to 2016. Mr. Beier has extensive experience in financial reporting matters relating to mergers, acquisitions and corporate finance transactions. Mr. Beier served in a variety of roles at PricewaterhouseCoopers LLP, including as a member of the National Office leadership team responsible for its strategic policy and analysis group and as a senior partner in the transaction services group. Mr. Beier also served on various PricewaterhouseCoopers committees, including the Global Private Equity Committee and the Extended Leadership Committee. He received a BS in Accounting, summa cum laude, from the University of Minnesota—Duluth and an MBA from the University of Minnesota—Carlson School of Management. We believe Mr. Beier is a valuable member of our Board of Directors because of his extensive experience with accounting and financial reporting matters.

Richard I. Gilchrist has been a director of the Company since July 2016. He currently is Senior Advisor responsible for acquisitions and investments at The Irvine Company, a privately-held real estate investment company, a position he has held since July 2011 after having served as President of its Investment Properties Group from 2006 to 2011. He served as President and Co-Chief Executive Officer and on the board of directors of Maguire Properties, Inc., a publicly-held real estate investment trust (“REIT”), from 2002 to 2006. From 1997 to 2001, Mr. Gilchrist served as Chief Executive Officer, President and member of the board of directors of Commonwealth Atlantic Properties, a privately-held REIT. From 1995 to 1997, he served as the Co-Chairman and Managing Partner of CommonWealth Partners, a real estate company he co-founded. He currently serves on the board of directors of three publicly-traded REITs, Spirit Realty Capital, Inc. (NYSE: SRC), Ventas, Inc. (NYSE: VTR) and TIER REIT, Inc. (NYSE: TIER). He serves as lead independent director and on the compensation committee of Spirit Realty Capital, Inc., on the compensation and nominating committees of Ventas, Inc. and on the compensation and nominating committees and as Chairman of the board of TIER REIT, Inc. He has previously served as a director of BioMed Realty Trust, Inc. (NYSE: BMR) from 2007 to 2014 and Nationwide Health Properties, Inc. from 2008 to 2011. Mr. Gilchrist is a member of the Whittier College Board of Trustees and served as its Chairman from 2003 to 2011 where he received his BA in 1968. He is also a member of the Advisory Board of the University of California, Los Angeles Law School, where he earned a JD in 1971. We believe that Mr. Gilchrist’s extensive experience in the real estate industry, including having served as an executive officer of several REITs, his knowledge and experience in internal and external risk oversight, and his experience as a member of the board of directors of three public REITs gives him unique insight into our investment activities.

Field Griffith has been a director of the Company since July 2016. He also currently serves as a non-executive director on the board of The Forest Company Limited. Mr. Griffith was most recently employed full time as the Director of Real Assets Investments for the Virginia Retirement System from 2004 to 2016 where he was responsible for managing all aspects of the System’s global real estate, infrastructure and natural resource portfolios. The global real estate portfolio consisted of publicly- and privately-traded equity and debt investments in the form of separate accounts, joint ventures, closed-end funds and open-end funds. Mr. Griffith was also a member of the management committee of the Virginia Retirement System and was directly involved in the pension fund’s asset allocation and investment management process. From 1999 to 2004, he was a senior executive at BGK Properties (now Gemini Rosemont Commercial Real Estate) and was engaged in real estate portfolio management activities for the private real investment group. From 1985 to 1999, Mr. Griffith was employed in the real estate investment group for UNUM Life Insurance Company engaged in mortgage and equity underwriting, structuring, property acquisitions and asset management oversight, culminating in his role as portfolio manager of the commercial real estate equity group. From 1983 to 1985, he worked in the real estate investment group at Phoenix Life Insurance Company. Mr. Griffith is a Chartered Financial Analyst and received a B.A. from Beloit College and an M.B.A. from the University of Washington. From 2007 to 2013, he served as a board member of the Pension Real Estate Association. We believe that Mr. Griffith is a valuable member of our Board of Directors because of his extensive experience with real estate investments.

Edward Lewis has been a director of the Company since July 2016. From 2000 until February 2017, he was Senior Advisor to Solera Capital, a private equity firm. In 1969, he co-founded Essence Communications Partners, a multimedia company targeting African-American women, serving as CEO, publisher and Chairman for 35 years. He is a member of the Board of Directors of the New York Academy of Medicine. Previously, he served on the boards of Great Atlantic & Pacific Tea Company, Inc. (NYSE: GAP), the Apollo Theater Foundation, the Boys and Girls Clubs of America and the Economic Club of New York. He also served as chairman of the Magazine Publishers of America from 1997 to 1999, becoming the first African-American to hold this position in the 75-year history of the organization. He received a BA and MA in Political Science and International Affairs from the University of New Mexico. We believe that Mr. Lewis is a valuable member of our board because of his experience as founder and chairman of Essence Communications, as well as the skills he gained during his active board service to a number of diverse organizations.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

The Board of Directors; Committees

Our business is managed by our Adviser, subject to the oversight and direction of our Board of Directors. Our Board of Directors has seven members and is currently comprised of Messrs. Cohen, Agarwal, Beier, Gilchrist, Griffith and Lewis and Mrs. LePatner.

Director Independence

Our Corporate Governance Guidelines and committee charters require a majority of the members of our Board of Directors, and all members of our Audit Committee, Affiliate Transaction Committee, Compensation Committee and the Nominating and Corporate Governance Committee to be “independent” directors in accordance with the criteria in our Charter, Bylaws, the applicable rules of the SEC and the listing standards of the New York Stock Exchange (“NYSE”). Based upon its review, our Board of Directors has affirmatively determined that each of Messrs. Beier, Gilchrist, Griffith and Lewis are “independent” members of our Board of Directors under all applicable standards for independence, including with respect to committee service on our Audit Committee, Affiliate Transaction Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Our Charter provides that a majority of our directors must be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of a successor independent director. Our Charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with Blackstone or our Adviser. A director is deemed to be associated with Blackstone or our Adviser if he or she owns any interest (other than an interest in us or an immaterial interest in an affiliate of us) in, is employed by, is an officer or director of, or has any material business or professional relationship with Blackstone, our Adviser or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs sponsored by Blackstone or advised by our Adviser. A business or professional relationship will be deemed material per se if the gross income derived by the director from Blackstone, the Adviser or any of their affiliates exceeds 5% of (1) the director’s annual gross income derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis. An indirect association is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with Blackstone, our Adviser or any of their affiliates or us. Our Charter requires that a director have at least three years of relevant experience and demonstrate the knowledge required to successfully acquire and manage the type of assets that we intend to acquire to serve as a director. Our Charter also requires that at all times at least one of our independent directors must have at least three years of relevant real estate experience.

Board of Directors Composition

The Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow it to satisfy its oversight responsibilities effectively. In that regard, the Nominating and Corporate Governance Committee is responsible for recommending candidates for directorships to be elected at each annual meeting or to fill vacancies or newly created directorships that occur between meetings. Only independent directors may nominate replacements for vacancies in the independent director positions. In identifying candidates, the Nominating and Corporate Governance Committee will review all nominees for director in accordance with the requirements and qualifications contained in the Company’s Corporate Governance Guidelines and recommend that the Board of Directors select those nominees whose attributes the Nominating and Corporate Governance Committee believes would be most beneficial to us. In identifying candidates for membership on the Board of Directors, the Nominating and Corporate Governance Committee takes into account (i) minimum individual qualifications, such as personal integrity and moral character, willingness to apply sound business judgment, industry knowledge or experience and an ability to work collegially with the other members of the Board of Directors and

(ii) any other factors it considers appropriate. While our Corporate Governance Guidelines do not include an express diversity policy, one factor that the Board and Nominating and Corporate Governance Committee considers is the importance to the Company of racial and gender diversity in board composition.

Director nominees may be nominated by our stockholders in accordance with the advance notice requirements contained in our Bylaws. See “Stockholder Proposals for the 2018 Annual Meeting” for more information regarding the advance notice requirements contained in our Bylaws. Our Board of Directors also will consider recommendations made by our stockholders. See “Corporate Governance — Stockholder Nominations and Communications Policy” for more information with respect to the consideration of candidates recommended by stockholders for election as directors.

Our Board of Directors currently has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and an Affiliate Transaction Committee. The current written charters for each of these committees is available on our website, www.bxreit.com, under the “Governance” tab.

Audit Committee

The Audit Committee is currently comprised of Messrs. Beier, Gilchrist and Lewis, with Mr. Beier serving as the committee’s chairperson. All Audit Committee members are “independent”, consistent with the qualifications set forth in the listing standards of the NYSE, our Charter and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable to boards of directors in general and audit committees in particular. Mr. Beier is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K under the Exchange Act. The Audit Committee’s primary duties are described in the Audit Committee charter and include:

•	appointing, retaining, determining the compensation of, overseeing, evaluating and, where appropriate, replacing our independent registered public accounting firm, including overseeing the qualifications and independence of our independent auditors;

•	assisting the Board of Directors in overseeing our accounting and financial reporting processes;

•	overseeing the quality and integrity of the Company’s financial statements and internal controls, including audits of our financial statements;

•	assisting the Board of Directors in overseeing the performance of our internal and independent auditors;

•	assisting with the Company’s compliance with legal and regulatory requirements and overall risk management profile; and

•	preparing the report of the Audit Committee required by the rules of the SEC to be included in the Company’s annual stockholders’ meeting Proxy Statement.

The Audit Committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters. The Audit Committee oversees the review and handling of any complaints submitted pursuant to the forgoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act.

Affiliate Transaction Committee

The Affiliate Transaction Committee is currently comprised of Messrs. Beier, Gilchrist, Griffith and Lewis with Mr. Gilchrist serving as the committee’s chairperson. All Affiliate Transaction Committee members are “independent”, consistent with the qualifications set forth in our Charter and the listing standards of the NYSE applicable to boards of directors. The primary purpose of the Affiliate Transaction Committee is to review transactions between us and Blackstone or its affiliates (including our Adviser) or with related persons and to determine if the resolution of the conflict of interest is fair and reasonable to us and our stockholders.

The Affiliate Transaction Committee is responsible for reviewing and approving the terms of all transactions between us and Blackstone or its affiliates (including our Adviser) or any member of our Board of Directors. Generally, we may enter into transactions with Blackstone, our Adviser, our directors, and their respective affiliates only if a majority of our Board of Directors, and a majority of the Affiliate Transaction Committee (which is comprised of each of our independent directors), not otherwise interested in the transaction approve the transaction as being fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties. The Affiliate Transaction Committee is also responsible for reviewing the Adviser’s performance and the fees and expenses paid by us to the Adviser and its affiliates.

Compensation Committee

The Compensation Committee is currently comprised of Messrs. Beier, Griffith and Lewis, with Mr. Griffith serving as the committee’s chairperson. All Compensation Committee members are “independent”, consistent with the qualifications set forth in our Charter and the listing standards of the NYSE applicable to boards of directors in general and compensation committees in particular.

We are externally managed by the Adviser pursuant to an advisory agreement (the “Advisory Agreement”) and currently we have no employees. We do not directly compensate our executive officers, or reimburse the Adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as our executive officers. The Compensation Committee’s primary duties are described in its charter and include:

•	to the extent that we award compensation and/or any other employee benefits to our Chief Executive Officer (“CEO”), reviewing and approving corporate goals and objectives relevant to the compensation of our CEO, evaluating the performance of our CEO in light of those goals and objectives, and either as a committee or together with the other independent directors (as directed by our Board of Directors) to determine and approve our CEO’s compensation based on this evaluation;

•	to the extent that the Company awards compensation and/or any other employee benefits to non-CEO management, considering the recommendations of the CEO with respect to such non-CEO management’s compensation and determining and approving such compensation and/or other employee benefits or recommending that the Board of Directors approve such compensation and/or other employee benefits;

•	to the extent that we award incentive compensation and/or equity-based compensation directly to our employees, if any, or the employees of any external advisor, or to such advisor’s affiliates or any of their respective employees, reviewing and making recommendations to our Board of Directors with respect to such incentive compensation plans and equity-based compensation plans or any material changes to any such existing plans and discharging and administering its responsibilities under any such plans as required by the terms thereof;

•	to the extent that we are required or elect to include a compensation discussion and analysis (“CD&A”) in our annual proxy statement, overseeing the preparation of the CD&A and related disclosures for inclusion in our annual report or proxy statement in accordance with the rules of the SEC;

•	to the extent that we are required or elect to include a CD&A in our annual proxy statement, preparing and approving any Compensation Committee report required to be included in our annual report or proxy statement in accordance with applicable SEC regulations;

•	to the extent that we administer and/or manage executive compensation programs, periodically reviewing, as and when determined appropriate, executive compensation programs and total compensation levels;

•	reviewing and making recommendations to our Board of Directors concerning compensation arrangements for members of our Board of Directors who are not employees of the Company, the Adviser or any of its affiliates;

•	in consultation with management, overseeing regulatory compliance with respect to compensation matters, including overseeing our policies on structuring compensation programs to preserve tax deductibility, and, as and when required or desired, establishing performance goals and confirming that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”);

•	reviewing and approving any contracts or other arrangements with our current or former executive officers, including consulting arrangements, employment contracts or severance or termination arrangements; and

•	performing any other duties or responsibilities expressly delegated to the Compensation Committee by our Board of Directors from time to time relating to our compensation programs.

The Compensation Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the sole authority to retain, on terms it deems appropriate, legal counsel and other experts or consultants as it deems appropriate, without obtaining the approval of our Board of Directors or management. The Compensation Committee shall have the sole authority to select and retain a compensation consultant to assist in the evaluation of CEO compensation.

The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3 under the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is currently comprised of Messrs. Beier, Griffith and Lewis, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2016, and none of whom had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K under the Exchange Act. None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or our Compensation Committee during the fiscal year ended December 31, 2016.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Messrs. Gilchrist, Griffith and Lewis, with Mr. Lewis serving as the committee’s chairperson. All Nominating and Corporate Governance Committee members are “independent”, consistent with the qualifications set forth in our Charter and the listing standards of the NYSE.

Among other things, the Nominating and Corporate Governance Committee is responsible for (i) assisting our Board of Directors in identifying individuals qualified to become members of our Board of Directors; (ii) recommending candidates to our Board of Directors to fill vacancies on the Board; (iii) recommending committee assignments for directors to the full Board; (iv) periodically assessing the performance of our Board of Directors; (v) reviewing and recommending appropriate corporate governance policies and procedures to our Board of Directors; and (vi) reviewing and monitoring our Code of Business Conduct and Ethics, and any other corporate governance policies and procedures we may have from time to time.

More specifically, the Nominating and Corporate Governance Committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual members of the Board of Directors, as well as the composition of the Board as a whole, in the context of our needs. The Nominating and Corporate Governance Committee will review all nominees for director, including those recommended by stockholders, in accordance with requirements and qualifications set forth in our Corporate Governance Guidelines and will recommend that the Board of Directors select those nominees whose attributes it believes would be most beneficial to us. This review involves an assessment of the personal qualities and characteristics, accomplishments and business reputation of director candidates. The Nominating and Corporate Governance Committee will assess candidates’ qualifications based on the following minimum criteria, which may be modified from time to time by the Nominating and Corporate Governance Committee:

•	demonstrated personal integrity and moral character;

•	willingness to apply sound and independent business judgment for the long-term interests of stockholders;

•	relevant business or professional experience, technical expertise or specialized skills;

•	personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative board responsive to the Company’s needs; and

•	ability to commit sufficient time to effectively carry out the substantial duties of a director.

Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to properly discharge their responsibilities. Our Board of Directors conducts its business through meetings of the Board of Directors, actions taken by written consent in lieu of meetings and by actions of its committees. During the fiscal year ended December 31, 2016, the Board of Directors held three meetings, the Audit Committee held two meetings, the Affiliate Transaction Committee held one meeting and the Compensation Committee and Nominating and Corporate Governance Committee did not meet. Each director attended at least 75% of the combined number of meetings of the Board of Directors and meetings of committees on which he or she served during the period in 2016 in which he or she served as a director or member of such committee, as applicable. In fiscal year 2016, we did not conduct an annual meeting of stockholders.

Executive Sessions

Our non-management directors periodically hold executive sessions at which management is not present. Our Corporate Governance Guidelines provide that the presiding independent director, if any, or a director designated by the non-management directors shall serve as such presiding director.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent pursuant to the definition of independence established by our Charter and the standards of the NYSE.

Frank Cohen currently serves as Chairman of the Board of Directors and Chief Executive Officer. In his capacity as Chairman of the Board of Directors and Chief Executive Officer, Mr. Cohen leads the investment strategy of the Company and is responsible for managing the day-to-day operations of the Company.

The Board of Directors determined that combining the Chief Executive Officer and Chairman positions is the appropriate leadership structure for the Company at this time. The Board of Directors is of the view that

‘‘one-size’’ does not fit all, the evidence does not demonstrate that any one leadership structure is more effective at creating long-term stockholder value and the decision of whether to combine or separate the positions of Chief Executive Officer and Chairman will vary company to company and depend upon a company’s particular circumstances at a given point in time. Accordingly, the Board of Directors carefully considers from time to time whether the Chief Executive Officer and Chairman positions should be combined based on what the Board of Directors believes is best for the Company and its stockholders.

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our Charter and Bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. Our Adviser is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and its committees, by reviewing analyses, reports and other materials provided to them by and through discussions with our Adviser and our executive officers.

In connection with their oversight of risks to our business, our Board of Directors and the Audit Committee consider feedback from our Adviser concerning the risks related to our business, operations and strategies. The Audit Committee also assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Affiliate Transaction Committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving our Adviser and its affiliates. The Compensation Committee and the Nominating and Corporate Governance Committee assist the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and risks associated with board organization, membership and structure, succession planning and corporate governance. On an annual basis, our independent directors will review the compensation policies and practices applicable to our Adviser that could affect our assessment of risk and risk management. Our compensation policies and practices, pursuant to which we pay no cash compensation to our Adviser’s officers and employees since they are compensated by our Adviser or its affiliates, do not create risks that are reasonably likely to have a material adverse effect on us.

Corporate Governance

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors and employees (if any), and to all of the officers and employees of the Adviser, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics, as it relates to those also covered by Blackstone’s code of conduct, operates in conjunction with, and in addition to, Blackstone’s code of conduct. Our Code of Business Conduct and Ethics is designed to comply with SEC regulations relating to codes of conduct and ethics. Our Code of Business Conduct and Ethics is available on our website, www.bxreit.com, under the “Governance” tab.

Any waiver of the Code of Business Conduct and Ethics may be made only by our Board or the Audit Committee and will be promptly disclosed as required by law. Any modifications to the Code of Business Conduct and Ethics will be reflected on our website.

Corporate Governance Guidelines

We have also adopted Corporate Governance Guidelines to advance the functioning of our Board of Directors and its committees and to set forth our Board of Directors’ expectations as to how it and they should perform its and their respective functions. Our Corporate Governance Guidelines are available on our website, www.bxreit.com, under the “Governance” tab.

Stockholder Nominations and Communications Policy

Our Board of Directors has adopted policies with respect to the consideration of candidates recommended by stockholders for election as directors and stockholder and interested party communications with the Board of Directors.

Stockholders may communicate with the Board of Directors or any of its directors and stockholders may also recommend director nominees for consideration by the Nominating and Corporate Governance Committee by directing the applicable communication in writing to our Secretary at: Secretary, Stockholder Communications/ Stockholder Nominations, Blackstone Real Estate Income Trust, Inc., 345 Park Avenue, New York, New York 10154. The sender should indicate in the address whether it is intended for the entire Board of Directors, a committee of the Board of Directors or an individual director. Each communication will be forwarded to the intended recipients in accordance with the existing instructions.

Stockholder nomination submissions should include the name of the candidate, a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares that are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate. Director nominees may be nominated by our stockholders in accordance with our Bylaws and in accordance with the advance notice requirements contained in our Bylaws. See “Stockholder Proposals for the 2018 Annual Meeting” for more information regarding the advance notice requirements contained in our Bylaws.

Executive and Senior Officers

The following table sets forth the positions, ages as of April 11, 2017 and selected biographical information for our executive officers. Messrs. Cohen’s and Agarwal’s and Mrs. LePatner’s biographical information is provided in the section of this Proxy Statement entitled “Proposal 1 – Election of Directors.”

Name	Age	Position
Frank Cohen	44	Chairman of the Board and Chief Executive Officer
A.J. Agarwal	50	President and Director
Wesley LePatner	35	Chief Operating Officer and Director
Robert Harper	38	Head of Asset Management
Brian Kim	37	Head of Acquisitions and Capital Markets
Paul D. Quinlan	39	Chief Financial Officer and Treasurer
Karen Sprogis	56	Head of Investor Relations
Judy Turchin	47	Chief Legal Officer and Chief Compliance Officer
Leon Volchyok	33	Chief Securities Counsel and Secretary

Robert Harper has been the Head of Asset Management of the Company since August 2016. He is a Senior Managing Director and the Head of U.S. Asset Management for Blackstone Real Estate. He is based in New York. Since joining Blackstone in 2002, Mr. Harper has been involved in analyzing Blackstone’s real estate equity and debt investments in many property types and has worked on transactions including Hilton Worldwide and Equity Office Properties. Mr. Harper previously worked for Blackstone in both London and Los Angeles. Mr. Harper currently serves as a director of Invitation Homes, Inc. (NYSE: INVH), ESH Hospitality, Inc. (NYSE: INVH) and Park Hotels & Resorts Inc. (NYSE: PK) following its spin-off from Hilton Worldwide Holdings Inc. Prior to joining Blackstone, Mr. Harper worked for Morgan Stanley’s real estate private equity group in Los Angeles and San Francisco. Mr. Harper received a BS from the McIntire School of Commerce at the University of Virginia.

Brian Kim has been Head of Acquisitions and Capital Markets of the Company since January 2017. He is a Managing Director with Blackstone Real Estate and is based in New York. Since joining Blackstone in 2008, Mr. Kim has played a key role in a number of Blackstone’s investments including the take private and subsequent sale of Strategic Hotels & Resorts, the acquisition of Peter Cooper Village / Stuyvesant Town and the creation of BRE Select Hotels Corp, Blackstone’s select service hotel platform. Prior to joining Blackstone, Mr. Kim worked at Apollo Real Estate Advisors, Max Capital Management Corp. and Credit Suisse First Boston. Mr. Kim has served as a board member, Chief Financial Officer, Vice President and Managing Director of BRE Select Hotels Corp since May 2013 and as a board member of La Quinta Holdings Inc. (NYSE: LQ), a portfolio company of a Blackstone fund, since November 2015. Mr. Kim received an AB in Biology from Harvard College where he graduated with honors.

Paul D. Quinlan has been the Chief Financial Officer and Treasurer of the Company since June 2016. He is a Managing Director and Chief Financial Officer of Blackstone Real Estate based in New York. Mr. Quinlan was previously the CFO for Blackstone Real Estate Debt Strategies and Blackstone Mortgage Trust, Inc. (NYSE: BXMT). Prior to this, he was a member of Blackstone Finance, where he served as Head of Financial Planning & Business Development, with oversight of management and public reporting, as well as strategic acquisitions. Mr. Quinlan also served as the CFO for Blackstone Advisory Partners L.P. Prior to joining Blackstone in 2010, Mr. Quinlan worked at Bank of America Merrill Lynch, focusing on strategic corporate M&A and private equity investments. Mr. Quinlan received a B.S. in Finance cum laude from Georgetown University and an MBA with distinction from the NYU Stern School of Business.

Karen Sprogis has been the Head of Investor Relations of the Company since June 2016. She is a Managing Director in the Investor Relations & Business Development group of Blackstone Real Estate and is based in New York. Since joining Blackstone in 1995, Ms. Sprogis has been involved in the asset management of Blackstone Real Estate’s investments in the U.S. and Canada across various property types and is involved in capital raising efforts for Blackstone Real Estate’s funds. Before joining Blackstone, Ms. Sprogis was a Vice President at Kleinwort Benson, where she was an international equity sales trader. Prior to that, Ms. Sprogis was a Portfolio Manager at JMB Institutional Realty Corporation. Ms. Sprogis received a BS in Accounting from the University of Illinois and an MBA from the University of Chicago.

Judy Turchin has been the Chief Legal Officer and Chief Compliance Officer of the Company since June 2016. She is a Managing Director and General Counsel of Blackstone Real Estate and is based in New York. Since joining Blackstone in 2010, Ms. Turchin has been responsible for the oversight and coordination of the legal affairs and compliance responsibilities relating to Blackstone’s global real estate business. Prior to joining Blackstone, Ms. Turchin was a Senior Vice President and Legal Officer at Lehman Brothers Real Estate Private Equity. Prior to that, she was with the law firm of Wachtell Lipton Rosen & Katz in the real estate department. Ms. Turchin received a BA from Rutgers College, with honors, a Certificate in Government Studies from the Eagleton Institute of Politics and a JD from Fordham Law School.

Leon Volchyok has been the Chief Securities Counsel and Secretary of the Company since June 2016. He is a Principal in Blackstone Real Estate and is based in New York. Mr. Volchyok handles legal and compliance matters for Blackstone Real Estate, with a focus on its debt business and its public vehicles. He also serves as the Head of Legal and Compliance for Blackstone Mortgage Trust, Inc. (NYSE: BXMT) and as the Chief Compliance Officer of the Blackstone Real Estate Income Funds. Prior to joining Blackstone in 2013, Mr. Volchyok was a Senior Associate in the Real Estate Capital Markets group at Proskauer Rose LLP since 2008, where he specialized in capital markets transactions and general securities law and corporate governance matters, with a specific focus on REITs and other real estate companies. Mr. Volchyok received a BBA from Baruch College—Zicklin School of Business and a JD from Fordham Law School.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

We are externally managed and currently have no employees. Our executive officers serve as officers of the Adviser and are employees of the Adviser or one or more of its affiliates. Our Advisory Agreement provides that the Adviser is responsible for managing our investment activities, as such our executive officers do not receive any cash compensation from us or any of our subsidiaries for serving as our executive officers but, instead, receive compensation from the Adviser. In addition, we do not reimburse the Adviser for compensation it pays to our executive officers. The Advisory Agreement does not require our executive officers to dedicate a specific amount of time to fulfilling the Adviser’s obligations to us under the Advisory Agreement. Accordingly, the Adviser has informed us that it cannot identify the portion of the compensation it awards to our executive officers that relates solely to such executives’ services to us, as the Adviser does not compensate its employees specifically for such services. Furthermore, we do not have employment agreements with our executive officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers, our executive officers have not received any nonqualified deferred compensation and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of us.

Although we do not pay our executive officers any cash compensation, we pay the Adviser the fees described under the heading “Transactions with Related Persons and Certain Control Persons — Our Relationship with Our Adviser and Blackstone — Advisory Agreement.”

Non-Employee Director Compensation

Our non-employee directors receive an annual retainer of $55,000 and each chairperson of the committees of the Board of Directors receives an additional retainer of $10,000. On an annual basis, 75% of the compensation is paid in cash and the remaining 25% is paid in the form of an annual grant of restricted stock based on the most recent prior month’s net asset value (“NAV”) at the time of grant. During 2016, the cash compensation of our non-employee directors was pro-rated and they did not receive a grant of restricted stock. Restricted stock grants will generally vest one year from the date of grant, however, in connection with the directors’ first annual grant, the restricted stock will vest on August 15, 2017 and was based on the $10.00 per share price of our common stock offered in our continuous public offering before breaking escrow (the “Offering”).

We do not pay our directors additional fees for attending Board or committee meetings. All directors are reimbursed for reasonable out-of-pocket expenses incurred in attending Board and committee meetings (including, but not limited to, airfare, hotel and food). Our directors who are affiliated with the Adviser or Blackstone do not receive additional compensation for serving on the Board of Directors or committees thereof.

The following table sets forth the compensation paid by us to our directors for the fiscal year ended December 31, 2016:

Name	Fees Earned or Paid in Cash (1)	Total
Frank Cohen	$—	$—
A.J. Agarwal	—	—
Wesley LePatner	—	—
Raymond J. Beier	18,282	18,282
Richard I. Gilchrist	18,282	18,282
Field Griffith	18,282	18,282
Edward Lewis	18,282	18,282

(1)	Amounts reported under the “Fees Earned or Paid in Cash” column reflects the pro-rated portion of their annual retainer for service on the Board of Directors earned in fiscal year 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of any class of a company’s common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file. None of the foregoing persons were required to file Section 16(a) forms during the fiscal year ended December 31, 2016 because the Company was not registered pursuant to Section 12 of the Exchange Act.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2016, relating to our equity compensation plans pursuant to which shares of our common stock or other equity securities may be granted from time to time:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	—	$—	—

Equity compensation plans not approved by security holders	—	—	—

Total	—	$—	—

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 1, 2017, information regarding the number and percentage of shares owned by each director, our named executive officers, all directors and executive officers as a group, and any person known to us to be the beneficial owner of more than 5% of outstanding shares of our common stock. As of April 1, 2017, there were a total of 65,056,824 shares of our common stock issued and outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and includes securities that a person has the right to acquire within 60 days. The address for each of the persons named below is in care of our principal executive offices at 345 Park Avenue, New York, NY 10154.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Shares Beneficially Owned
Directors and Named Executive Officers:
Frank Cohen	149,551	*
A.J. Agarwal	50,000	*
Wesley LePatner	19,940	*
Paul D. Quinlan	19,940	*
Raymond J. Beier	1,625	*
Richard I. Gilchrist	1,625	*
Field Griffith	1,625	*
Edward Lewis	1,625	*
All current executive officers and directors as a group (13 persons)	323,200	*

All shares listed in the table above are Class I shares.

*	Represents less than 1%.
(1)	Each of our non-employee directors received a grant of 1,625 restricted Class I shares as part of their annual compensation. See “Non-Employee Director Compensation.” These Class I shares will vest on August 15, 2017.

Blackstone and its employees, including our executive officers, invested approximately $12.1 million in the Offering as of April 1, 2017.

TRANSACTIONS WITH RELATED PERSONS

AND CERTAIN CONTROL PERSONS

The following describes all transactions during the fiscal year ended December 31, 2016 and currently proposed transactions involving us, our directors, our Adviser, Blackstone and any affiliate thereof.

Our Relationship with Our Adviser and Blackstone

We are externally managed by our Adviser, BX REIT Advisors L.L.C., a Delaware limited liability company, which is responsible for sourcing, evaluating and monitoring our investment opportunities and making decisions related to the acquisition, management, financing and disposition of our assets, in accordance with our investment objectives, guidelines, policies and limitations, subject to oversight by our Board of Directors. The Adviser is an affiliate of Blackstone. All of our officers and directors, other than the independent directors, are employees of Blackstone. We have and will continue to have certain relationships with the Adviser and its affiliates.

Advisory Agreement

We are managed and advised by the Adviser pursuant to the Advisory Agreement that first became effective August 31, 2016; however, we did not commence active operations until January 1, 2017, when we had satisfied the minimum offering requirement in our Offering and our Board of Directors had authorized the release of proceeds from escrow to us.

Pursuant to the Advisory Agreement and subject to the supervision of our Board of Directors, the Adviser is responsible for, among other things:

•	serving as an advisor to us and the Operating Partnership with respect to the establishment and periodic review of our investment guidelines and our and the Operating Partnership’s investments, financing activities and operations;

•	sourcing, evaluating and monitoring our and Operating Partnership’s investment opportunities and executing the acquisition, management, financing and disposition of our and Operating Partnership’s assets, in accordance with our investment guidelines, policies and objectives and limitations, subject to oversight by our Board of Directors;

•	with respect to prospective acquisitions, purchases, sales, exchanges or other dispositions of investments, conducting negotiations on our and Operating Partnership’s behalf with sellers, purchasers, and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of such transactions;

•	providing us with portfolio management and other related services;

•	serving as our advisor with respect to decisions regarding any of our financings, hedging activities or borrowings; and

•	engaging and supervising, on our and Operating Partnership’s behalf and at our and the Operating Partnership’s expense, various service providers.

The above summary is provided to illustrate the material functions which the Adviser performs for us and it is not intended to include all of the services which may be provided to us by the Adviser or third parties.

Management Fee

As compensation for its services provided pursuant to the Advisory Agreement, we pay the Adviser a management fee of 1.25% of NAV per annum, payable monthly. In calculating our management fee, we use our NAV before giving effect to accruals for the management fee, the performance participation allocation described below, stockholder servicing fees or distributions payable on our shares. The management fee can be paid at the Adviser’s election, in cash, Class I shares or Class I units of our Operating Partnership. The Adviser waived its management fee through June 30, 2017. As a result, the Adviser has not been and will not be paid a management fee in respect of any period before July 1, 2017.

Performance Participation

So long as the Advisory Agreement has not been terminated, BREIT Special Limited Partner L.L.C. (the “Special Limited Partner”), a wholly owned subsidiary of Blackstone, holds a performance participation interest in the Operating Partnership that entitles it to receive an allocation from our Operating Partnership equal to 12.5% of the Total Return, subject to a 5% Hurdle Amount and a High Water Mark, with a Catch-Up (each term as defined in our prospectus for the Offering). Such allocation is made annually and accrues monthly. The Special Limited Partner had not earned a performance participation interest as of December 31, 2016 and March 31, 2017.

Expense Reimbursements

Under the Advisory Agreement, and subject to the limitations described below under the heading “Reimbursement by the Adviser”, our Adviser is entitled to reimbursement of all costs and expenses incurred by it or its affiliates on our behalf, provided that the Adviser is responsible for the expenses related to any and all personnel of the Adviser who provide investment advisory services to us pursuant to the Advisory Agreement (including, without limitation, each of our executive officers and any directors who are also directors, officers or employees of the Adviser or any of its affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel. Without limiting the generality of the foregoing, costs eligible for reimbursement include out-of-pocket costs and expenses the Adviser incurs in connection with the services it provides to us related to (1) legal, accounting and printing fees and other expenses attributable to our organization, preparation of our registration statements, registration and qualification of our common stock for sale with the SEC and in the various states and filing fees incurred by the Adviser, (2) the actual cost of goods and services used by us and obtained from third parties, including fees paid to administrators, consultants, attorneys, technology providers and other service providers, and brokerage fees paid in connection with the purchase and sale of investments and securities, (3) expenses of managing and operating our properties, whether payable to an affiliate or a non-affiliated person, and (4) out-of-pocket expenses in connection with the selection, evaluation, structuring, acquisition, origination, financing and development of properties and real estate-related securities, whether or not such investments are acquired. Such out-of-pocket costs and expenses also include expenses relating to compliance-related matters and regulatory filings relating to our activities.

The Adviser may retain, for and on our behalf, and at our sole cost and expense, such service providers as it deems necessary or advisable in connection with the management and operations of our company, which may include affiliates of the Adviser, provided that any such services may only be provided by affiliates to the extent such services are approved by a majority of our Board of Directors (including a majority of the independent directors) not otherwise interested in such transactions as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

Organization and Offering Costs

The Adviser agreed to advance all of our organization and offering expenses (“O&O Expenses”) (including legal, accounting, printing, mailing and filing fees and expenses, due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials, design and website expenses, fees and expenses of our escrow agent and transfer agent, fees to attend retail seminars sponsored by participating broker-dealers and reimbursements for customary travel, lodging, and meals, but excluding upfront selling commissions, dealer manager fees and the stockholder servicing fee) on our behalf through December 31, 2017, the first anniversary of the date as of which we broke escrow for our Offering. We will reimburse the Adviser for all such advanced expenses ratably in 60 equal monthly installments following December 31, 2017. Beginning January 1, 2018, we will reimburse the Adviser for any O&O Expenses that it incurs on our behalf as and when incurred. Through December 31, 2016, we did not reimburse the Adviser for O&O Expenses.

Term and Termination Rights under the Advisory Agreement

Our Advisory Agreement has a one-year term expiring August 31, 2017, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. The Advisory Agreement may be terminated (1) immediately by us (i) for “cause,” (ii) upon the bankruptcy of the Adviser or (iii) upon a material breach of the Advisory Agreement by the Adviser, (2) upon 60 days’ written notice by us without cause or penalty upon the vote of a majority of our independent directors or (3) upon 60 days’ written notice by the Adviser. “Cause” is defined in the Advisory Agreement to mean fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the Adviser under the Advisory Agreement.

In the event the Advisory Agreement is terminated, the Adviser will be entitled to receive its prorated management fee through the date of termination. In addition, upon the termination or expiration of the Advisory Agreement, the Adviser will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function.

Reimbursement by the Adviser

Commencing with the four fiscal quarters ended March 31, 2018, the Adviser will reimburse us for any expenses that cause our “total operating expenses” in any four consecutive fiscal quarters to exceed the greater of: (1) 2% of our “average invested assets” and (2) 25% of our “net income”.

To the extent that our total operating expenses exceed these limits and the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors that they deem sufficient, the Adviser will not be required to reimburse us. Within 60 days after the end of any fiscal quarter for which our total operating expenses for the four consecutive fiscal quarters then ended exceed these limits and our independent directors approve such excess amount, we will send our stockholders a written disclosure of such fact, or will include such information in our next quarterly report on Form 10-Q or in a current report on Form 8-K filed with the SEC, together with an explanation of the factors our independent directors considered in arriving at the conclusion that such excess expenses were justified. In addition, our independent directors will review at least annually the total fees and expense reimbursements for operating expenses paid to the Adviser and the Special Limited Partner to determine if they are reasonable in light of our performance, our net assets and our net income and the fees and expenses of other comparable unaffiliated REITs.

For purposes of these limits, (1) “total operating expenses” are all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles, including the management fee and the performance participation, but excluding: (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of our capital stock, (ii) property-level expenses incurred at each property, (iii) interest payments, (iv) taxes, (v) non-cash expenditures such as depreciation, amortization and bad debt reserves, (vi) incentive fees paid in compliance with our Charter, (vii) acquisition fees and acquisition expenses related to the selection and acquisition of assets, whether or not a property is actually acquired, (viii) real estate commissions on the sale of property and (ix) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property): (2) “average invested assets” is the average of the aggregate book value of our assets, invested, directly or indirectly, in equity interests in and loans secured by real estate, including all properties, mortgages and real estate-related securities and consolidated and unconsolidated joint ventures or other partnerships, before deducting depreciation, amortization, impairments, bad debt reserves or other non-cash reserves, computed by taking the average of such values at the end of each month during such period; and (3) “net income” is our total revenues less the total expenses excluding additions to, or allowances for, non-cash charges such as depreciation, amortization, impairments and reserves for bad debt or other similar non-cash reserves. For the year ended December 31, 2016, we did not manage any assets and, as a result, our total operating expenses were 0% of each of our average invested assets and our net income.

Fees and Reimbursements Paid to our Adviser and Affiliates of the Adviser

During the fiscal year ended December 31, 2016, there were no fees paid and expenses reimbursed to our Adviser and affiliates of our Adviser.

Independent Directors’ Review of Compensation

Our independent directors evaluate at least annually whether the compensation that we contract to pay to the Adviser is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our Charter. Our independent directors supervise the performance of the Adviser and the compensation we pay to it to determine that the provisions of the Advisory Agreement are being carried out. This evaluation is based on the factors set forth below, as well as any other factors deemed relevant by the independent directors:

•	the amount of fees paid to the Adviser in relation to the size, composition and performance of our investments;

•	the success of the Adviser in generating investments that meet our investment objectives;

•	rates charged to other externally advised REITs and other similar investment entities by advisors performing similar services;

•	additional revenues realized by the Adviser and its affiliates through their advisory relationship with us (including the performance participation allocation paid to the Special Limited Partner);

•	the quality and extent of the services and advice furnished by the Adviser;

•	the performance of the assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

•	the quality of our portfolio in relationship to the investments generated by the Adviser for its own account.

Dealer Manager Agreement

We entered into a Dealer Manager Agreement with Blackstone Advisory Partners L.P., an affiliate of our Adviser (the “Dealer Manager”), in connection with the Offering, pursuant to which the Dealer Manager agreed to, among other things, manage our relationships with third-party broker-dealers engaged by the Dealer Manager to participate in the distribution of shares of our common stock, which we refer to as “participating broker-dealers,” and financial advisors. The Dealer Manager serves as the dealer manager for the Offering. The Dealer Manager also coordinates our marketing and distribution efforts with participating broker-dealers and their registered representatives with respect to communications related to the terms of the Offering, our investment strategies, material aspects of our operations and subscription procedures. The Dealer Manager is a registered broker-dealer affiliated with the Adviser.

Upfront Selling Commissions and Dealer Manager Fees

The Dealer Manager is entitled to receive upfront selling commissions of up to 3.0%, and upfront dealer manager fees of 0.5%, of the transaction price of each Class T share sold in our primary offering; however such amounts may vary at certain participating broker-dealers, provided that the sum will not exceed 3.5% of the transaction price. The Dealer Manager is entitled to receive upfront selling commissions of up to 3.5% of the transaction price of each Class S share sold in the primary offering. No upfront selling commissions or dealer manager fees are paid with respect to purchases of Class D shares, Class I shares or shares of any class sold pursuant to our distribution reinvestment plan. The Dealer Manager anticipates that all or a portion of the upfront selling commissions and dealer manager fees will be retained by, or reallowed (paid) to, participating broker-dealers.

Stockholder Servicing Fees

Subject to FINRA limitations on underwriting compensation, we pay the Dealer Manager selling commissions over time as stockholder servicing fees for ongoing services rendered to stockholders by participating broker-dealers or broker-dealers servicing investors’ accounts, referred to as servicing broker-dealers. The stockholder servicing fees are equal to 0.85%, 0.85% and 0.25% per annum of the aggregate NAV of the Company’s outstanding Class T shares, Class S shares and Class D shares, respectively. The stockholder servicing fee for Class T shares consists of an advisor stockholder servicing fee of 0.65% per annum, and a dealer stockholder servicing fee of 0.20% per annum, of the aggregate NAV of our outstanding Class T shares. However, with respect to Class T shares sold through certain participating broker-dealers, the advisor stockholder servicing fee and the dealer stockholder servicing fee may be other amounts, provided that the sum of such fees will always equal 0.85% per annum of the NAV of such shares. We do not pay a stockholder servicing fee with respect to our outstanding Class I shares.

The stockholder servicing fees are paid monthly in arrears. The Dealer Manager reallows (pays) all or a portion of the stockholder servicing fees to participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers, and waives stockholder servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the stockholder servicing fees are calculated based on our NAV for our Class T, Class S and Class D shares, they reduce the NAV or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under our distribution reinvestment plan.

We will cease paying the stockholder servicing fee with respect to any Class T share, Class S share or Class D share sold in the primary offering at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions, dealer manager fees and stockholder servicing fees paid with respect to such share exceed 8.75% (or, in the case of Class T shares sold through certain participating broker-dealers, a lower limit as set forth in any applicable agreement between the Dealer Manager and a participating broker-dealer) of the gross proceeds from the sale of such share (including the gross proceeds of any shares issued under our distribution reinvestment plan with respect thereto) (collectively, the “Fee Limit”). At the end of such month, such Class T share, Class S share or Class D share (and any shares issued under our distribution reinvestment plan with respect thereto) will convert into a number of Class I shares (including any fractional shares) with an equivalent aggregate NAV as such share (the “Share Conversion”). We cannot predict the length of time over which the stockholder servicing fee will be paid due to potential changes in the NAV of our shares.

Subject to obtaining the required stockholder approval on Proposal 3 at the Annual Meeting, we plan to amend and restate our Charter such that the Share Conversion for all shares held in a stockholder’s account (rather than on a share-for-share basis) will occur at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions, dealer manager fees and stockholder servicing fees paid with respect to the shares held in such account would exceed the Fee Limit with respect to the shares held in such account. As a result of this amendment, all shares in a stockholder’s account would convert at the same time, rather than any earlier-purchased shares converting earlier than any later-purchased shares.

In addition, we will cease paying the stockholder servicing fee on the Class T shares, Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of our Offering on which, in the aggregate, underwriting compensation from all sources in connection with our Offering, including upfront selling commissions, the stockholder servicing fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

Fees Paid to Our Dealer Manager

During the fiscal year ended December 31, 2016, we did not pay the Dealer Manager for any upfront selling commissions, dealer manager fees and stockholder servicing fees.

Affiliate Service Agreements

We retain certain of the Adviser’s affiliates, from time to time, for services relating to our investments or our operations, which may include property management services, leasing services, corporate services, statutory services, transaction support services (including but not limited to coordinating with brokers, lawyers, accountants and other advisors, assembling relevant information, conducting financial and market analyses, and coordinating closing procedures), construction and development management, and loan management and servicing, and within one or more such categories, providing services in respect of asset and/or investment administration, accounting, technology, tax preparation, finance (including but not limited to budget preparation and preparation and maintenance of corporate models), treasury, operational coordination, risk management, insurance placement, human resources, legal and compliance, valuation and reporting-related services, as well as services related to mortgage servicing, group purchasing, healthcare, consulting/brokerage, capital markets/credit origination, property, title and/or other types of insurance, management consulting and other similar operational matters. As discussed above under “Advisory Agreement — Expense Reimbursements,” any fees paid to the Adviser’s affiliates for any such services do not reduce the management fee. Generally, we may engage Blackstone-affiliated service providers only if a majority of our Board of Directors, and a majority of the Affiliate Transaction Committee (which is comprised of each of our independent directors), not otherwise interested in the transaction approved the transaction as being fair and reasonable to us and on terms and conditions no less favorable to us than those available from unaffiliated third parties. Blackstone believes that any such affiliates service providers generally provide services at rates equal to those provided by third parties. The Adviser makes determinations of market rates based on its consideration of a number of factors, which generally include the Adviser’s experience with non-affiliated service providers as well as benchmarking data and other methodologies determined by the Adviser to be appropriate under the circumstances.

We have engaged and expect to continue to engage WHM LLC (“WHM”), a portfolio company controlled (but not owned) by a Blackstone advised-fund, to provide day-to-day operational and management services (including revenue management, accounting, legal and contract management, expense management, capital expenditure projects and transaction support services) for hotel properties owned by the Company. On January 20, 2017, the Company acquired the Hyatt Place UC Davis (the “UC Davis Hotel”) from an unaffiliated third party. In connection with the Company’s acquisition of the UC Davis Hotel from an unaffiliated third party, the Company engaged WHM. We currently estimate the cost for such services to be approximately $200 per key per annum (which will be reviewed periodically and adjusted if appropriate), plus actual costs allocated for transaction support services.

We have engaged and expect to continue to engage LivCor, LLC (“LivCor”), a portfolio company owned by a Blackstone-advised fund, to provide day-to-day operational and management services (including leasing, construction management, revenue management, accounting, legal and contract management, expense management, capital expenditure projects and transaction support services) for multifamily properties owned by the Company. On February 10, 2017, the Company acquired the Sonora Canyon Apartments (“Sonora Canyon”) a multifamily property from an unaffiliated third party. In connection with the acquisition of Sonora Canyon, the Company engaged LivCor. The Company currently estimates the cost for such services to be approximately $300 per unit per annum (which will be reviewed periodically and adjusted if appropriate), plus actual costs allocated for transaction support services.

We have engaged and expect to continue to engage Equity Office Management, L.L.C. (“EOM”), a portfolio company owned by Blackstone-advised funds, to provide day-to-day operational and management services (including property management services, leasing, construction management, accounting, legal and contract management, expense management, capital expenditure projects and transaction support services) for office and industrial properties owned by the Company. On February 16, 2017, the Company acquired the Stockton Industrial Park (“Stockton”) an industrial complex from an unaffiliated third party. In connection with the acquisition of Stockton, the Company engaged EOM. The Company currently estimates the cost for such services to be approximately 3% of gross revenue for property management services, 1% of gross rents from new leases for leasing services and 4% of total project costs for construction management services, plus a per square foot amount for corporate services and actual costs allocated for transaction support services.

We have engaged and expect to continue to engage ShopCore Properties TRS Management LLC (“ShopCore”), a portfolio company owned by a Blackstone-advised fund, to provide day-to-day operational and management services (including property management services, leasing, construction management, revenue management, accounting, legal and contract management, expense management, capital expenditure projects and transaction support services) for retail properties owned by the Company. On March 30, 2017, the Company acquired the Bakers Centre (“Bakers Centre”), a retail asset, from an unaffiliated third party. In connection with the acquisition of Bakers Centre, we engaged ShopCore. We currently estimate the cost of such services to be approximately 3% of gross revenue for property management services, 1% of gross rents from new leases for leasing services and 4% of total project costs for construction management services, plus a per square foot amount for corporate services and actual costs allocated for transaction support services.

The Company expects to set up a management incentive plan for each transaction for with it engages WHM, LivCor, EOM and ShopCore for certain senior executives of the applicable operating portfolio company. Neither Blackstone nor the Adviser receives any fees or incentive payments from agreements between the Company and their operating portfolio companies or their management teams.

Blackstone has partnered with a leading national title agency to create Lexington National Land Services (“LNLS”), a title agent company. LNLS acts as an agent for one or more underwriters in issuing title policies in connection with investments by us, Other Blackstone Accounts and third parties. LNLS focuses on transactions in rate-regulated states where the cost of title insurance is non-negotiable. LNLS will not perform services in non-regulated states for us and Other Blackstone Accounts, unless in the context of a portfolio transaction that includes properties in rate-regulated states, as part of a syndicate of title insurance companies where the rate is negotiated by other insurers or their agents, or when a third party is paying all or a material portion of the premium or in other scenarios where LNLS is not negotiating the premium. LNLS earns fees, which would have otherwise been paid to third parties, by providing title agency services and facilitating placement of title insurance with underwriters. Blackstone receives distributions from LNLS in connection with investments by us based on its equity interest in LNLS. In each case, there will be no related offset to the Adviser’s management fee. As a result, while Blackstone believes the venture will provide services equal to those provided by third parties (even in jurisdictions where insurance rates are regulated), there is an inherent conflict of interest that would incentivize Blackstone to engage LNLS over a third party.

Fees and Expenses for Other Services

During the fiscal year ended December 31, 2016, there were no fees paid to affiliates of the Adviser for other services.

Credit Agreement with Blackstone

On January 23, 2017, we entered into an unsecured, uncommitted line of credit up to a maximum amount of $250 million with Blackstone Holdings Finance Co. L.L.C. (“Lender”), an affiliate of Blackstone. The line of credit expires on January 23, 2018, subject to one-year extension options requiring Lender approval. The interest rate is the then-current rate offered by a third-party lender, or, if no such rate is available, LIBOR plus 2.25%. Each advance under the line of credit is repayable on the earliest of (i) the expiration of the line of credit, (ii) Lender’s demand and (iii) the date on which the Adviser no longer acts as our adviser, provided that we will have 180 days to make such repayment in the cases of clauses (i) and (ii) and 45 days to make such repayment in the case of clause (iii). To the extent that we have not repaid all loans and other obligations under the line of credit after a repayment event has occurred, we are obligated to apply the net cash proceeds from the Offering and any sale or other disposition of assets to the repayment of such loans and other obligations; provided that we will be permitted to (x) make payments to fulfill any repurchase requests pursuant to our share repurchase plan,

(y) use funds to close any acquisition of property which we committed to prior to receiving a demand notice and (z) make quarterly distributions to our stockholders at per share levels consistent with the immediately preceding fiscal quarter and as otherwise required to maintain our REIT status.

The line of credit also permits voluntary prepayment of principal and accrued interest without any penalty other than customary LIBOR breakage costs. The line of credit contains customary events of default. As is customary in such financings, if an event of default occurs under the line of credit, Lender may accelerate the repayment of amounts outstanding under the line of credit and exercise other remedies subject, in certain instances, to the expiration of an applicable cure period.

Commercial Mortgage Backed Security Investment

In March 2017, we purchased $116 million of commercial mortgage-backed securities (the “CMBS Securities”) issued by a trust sponsored by Goldman Sachs and secured by a mortgage loan on the Willis Tower in Chicago, Illinois (the “Willis Tower”) made to subsidiaries of a fund advised by Blackstone. The investment by Blackstone and its affiliates (including us) represented a 49% participation in several tranches of this $1.0 billion mortgage loan securitization. We acquired our minority participation from Goldman Sachs, Bank of America and Citibank in a fully subscribed offering on market terms negotiated by the majority third party investor. Blackstone and its affiliates (including us) will forgo all non-economic rights (including voting rights) in the CMBS Securities as long as the subsidiaries of the Blackstone-advised fund own Willis Tower.

Indemnification Agreements with Directors and Officers

We have entered into indemnification agreements with each of our directors and officers. We refer to such indemnification agreements as “Indemnification Agreements” and our directors and officers party thereto as “Indemnitees.” The Indemnification Agreements provide that we will, subject to certain limitations and exceptions, indemnify, to the fullest extent permitted under Maryland law, and advance expenses to, each Indemnitee, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of the Company. This obligation includes, subject to certain terms and conditions, indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines, penalties and settlement amounts actually and reasonably incurred by the Indemnitee in connection with any threatened or pending action, suit or proceeding. In certain instances, we may be required to advance such expenses, in which case the Indemnitee will be obligated to reimburse us for the amounts advanced if it is later determined that the Indemnitee is not entitled to indemnification for such expenses.

Currently Proposed Transactions

There are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described above.

Conflicts of Interest with the Adviser and its Affiliates

We are subject to conflicts of interest arising out of our relationship with Blackstone, including the Adviser and its affiliates. Blackstone has three directors that serve on our Board of Directors (one of whom serves as Chairman of our Board of Directors), and our Chief Executive Officer, Chief Financial Officer, and our other executive officers are also executives of Blackstone and/or one or more of its affiliates. We have adopted policies and procedures to enable us to identify, adequately address or mitigate these conflicts of interest. The terms and conditions in our Advisory Agreement and the policies and procedures adopted by our Adviser, Blackstone and their affiliates also enable us to identify, adequately address or mitigate these conflicts of interest. Transactions between us and the Adviser or its affiliates are subject to approval by our Affiliate Transaction Committee.

Some examples of conflicts of interest that may arise by virtue of our relationship with the Adviser and Blackstone include:

•

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that Blackstone and its affiliates, including the Adviser, provide investment management and other services both to us and to any other person or entity, whether or not the investment objectives or guidelines of any such other person or entity are similar to ours, including, without limitation, the sponsoring, closing and/or managing of investment funds, REITs, vehicles, accounts, products and/or other similar arrangements sponsored, advised, and/or managed by Blackstone or its affiliates, whether currently in existence or subsequently established (in each case, including any related successor funds, alternative vehicles, supplemental capital vehicles, surge funds, over-flow funds, co-investment vehicles and other entities formed in connection with Blackstone or its affiliates side-by-side or additional general partner investments with respect thereto) (“Other Blackstone Accounts”). The respective investment guidelines and programs of our business and the Other Blackstone Accounts may or may not overlap, in whole or in part, and if there is any such overlap investment opportunities, will be allocated between us and the Other Blackstone Accounts in a manner that may result in fewer investment opportunities being allocated to us than would have otherwise been the case in the absence of such Other Blackstone Accounts. In particular, there will be overlap of real property and real estate-related securities investment opportunities with certain Other Blackstone Accounts that are actively investing and similar overlap with future Other Blackstone Accounts. This overlap will from time to time create conflicts of interest. The allocation methodology applied between us and one or more of the Other Blackstone Accounts may result in us not participating (and/or not participating to the same extent) in certain investment opportunities in which we would have otherwise participated and the related allocations been determined without regard to such guidelines and/or based on the circumstances of those particular investments.

With respect to Other Blackstone Accounts with investment objectives or guidelines that overlap with ours but that do not have priority over us (including the Private Core+ Accounts), investment opportunities will be allocated among us and one or more Other Blackstone Accounts in accordance with Blackstone’s prevailing policies and procedures on a basis that the Adviser and its affiliates believe to be fair and reasonable in their sole discretion, which is generally pro rata based on relative available capital, subject to the following considerations: (i) any applicable investment objectives of ours and such Other Blackstone Accounts (which, for us, includes our primary objective of providing current income in the form of regular, stable cash distributions to achieve an attractive distribution yield), (ii) us and such Other Blackstone Account having available capital with respect thereto, (ii) any investment limitations, parameters or contractual provisions of ours and such Other Blackstone Accounts (e.g., joint venture investments between us and an Other Blackstone Account must be on the same terms and satisfy the restrictions of all participants, such as lowest leverage targeted by any participant), (iii) the sector, geography/location, expected return profile, expected distribution rates, anticipated cash flows, expected stability or volatility of cash flows, leverage profile, risk profile, and other features of the applicable investment opportunity and its impact on portfolio concentration and diversification, (iv) avoiding allocation that could result in de minimis or odd lot investments and (v) legal, tax, accounting, regulatory and other considerations deemed relevant by the Adviser and its affiliates (including, without limitation, the relative risk-return profile of such investment and instrument type, the specific nature and terms of the investment size and type of investment, relative investment strategies and primary investment mandates, portfolio diversification concerns, contractual obligations, relative amounts of capital available for investment in each vehicle and other anticipated uses of capital, the source of the investment opportunity, anticipated holding period and remaining investment periods, co-investment arrangements, the different liquidity positions and requirements of each fund or vehicle, the ability of a client, fund and/or vehicle to employ leverage, hedging, derivatives, or other similar strategies in connection with acquiring, holding or disposing of the particular investment opportunity, and any requirements or other terms of any existing leverage facilities, the credit/default profile and other considerations deemed relevant in good faith, maintaining our qualification as a REIT and our status as a non-investment company exempt from the Investment Company Act of 1940, as amended (the “Investment Company Act”)). Our Board of Directors (including our independent directors) has the duty to ensure that the allocation methodology described above is applied fairly to us.

Currently a Private Core+ Account invests in “core+” real estate and real estate-related assets in the United States and Canada (which are generally substantially stabilized assets generating relatively stable cash flow), with a focus on office, multifamily, industrial and retail assets in major U.S. markets. To the extent an investment satisfies the investment objectives of us and the Private Core+ Accounts on the same terms, including at the lower leverage targeted by the Private Core+ Accounts, such investment will be allocated in accordance with Blackstone’s prevailing policies and procedures described above (including maintaining our status as a non-investment company exempt from the Investment Company Act).

Furthermore, the Select Opportunistic Blackstone Accounts invest in “opportunistic” real estate and real estate-related assets globally (which often are undermanaged assets and with higher potential for equity appreciation) and have priority over us with respect to such investment opportunities. This priority will result in fewer investment opportunities being made available to us. No Other Blackstone Accounts other than Select Opportunistic Blackstone Accounts have priority over us with respect to real estate investment opportunities.

As of December 31, 2016, Other Blackstone Accounts with investment objectives or guidelines that overlap with ours but that do not have priority over us (including the Private Core+ Accounts) that are in their investing stage had approximately $1.7 billion of unused capital commitments and Select Opportunistic Blackstone Accounts (which are Other Blackstone Accounts that receive priority over us and whose investment strategies are generally less similar to ours but can overlap to some extent) in their investing stage had approximately $10.3 billion of unused capital commitments.

While the Adviser seeks to manage potential conflicts of interest in a fair and reasonable manner (subject to the priority rights of the Select Opportunistic Blackstone Accounts described above) as required pursuant to our Charter and the Advisory Agreement, the portfolio strategies employed by the Adviser, Blackstone or their affiliates in managing the Other Blackstone Accounts could conflict with the strategies employed by the Adviser in managing our business and may adversely affect the marketability, exit strategy, prices and availability of the properties, securities and instruments in which we invest. The Adviser, Blackstone or their affiliates may also give advice to the Other Blackstone Accounts that may differ from advice given to us even though their investment objectives or guidelines may be the same or similar to ours.

•	Corporate Opportunities. Our Board of Directors has adopted a resolution that provides, subject to certain exceptions, that none of Blackstone or its affiliates, our directors or any person our directors control are required to refrain directly or indirectly from engaging in any business opportunities, including any business opportunities in the same or similar business activities or lines of business in which we or any of our affiliates may from time to time be engaged or propose to engage, or from competing with us, and that we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any such business opportunities, unless offered to a person in his or her capacity as one of our directors or officers and intended exclusively for us or any of our subsidiaries.

•	Investments in Different Levels or Classes of an Issuer’s Securities. From time to time, to the extent permitted by our Charter, we and the Other Blackstone Accounts may make investments at different levels of an issuer’s or borrower’s capital structure or otherwise in different classes of the same issuer’s securities. We may make investments that are senior or junior to, or have rights and interests different from or adverse to, the investments made by the Other Blackstone Accounts. Such investments may conflict with the interests of such Other Blackstone Accounts in related investments, and the potential for any such conflicts of interests may be heightened in the event of a default or restructuring of any such investments. While Blackstone will seek to resolve any such conflicts in a fair and equitable manner in accordance with its prevailing policies and procedures with respect to conflicts resolution among the Other Blackstone Accounts, such transactions are not required to be presented to our Board of Directors for approval (unless otherwise required by our Charter or investment guidelines), and there can be no assurance that any conflicts will be resolved in our favor.

Related Party Transaction Policies

Our Board of Directors recognizes the fact that transactions with related persons may present risks of conflicts or the appearance of conflicts of interest. Our Board of Directors has adopted a written policy on transactions with related persons. Under the policy, a committee of our Board of Directors composed solely of independent directors who are disinterested or the disinterested members of our Board of Directors must review and approve or ratify any “related person transaction” (defined as any transaction that would be required to be disclosed by us under Item 404(a) of Regulation S-K in which we were or are to be a participant, other than an employment relationship or transaction involving an executive officer and any related compensation, and the amount involved exceeds $120,000 and in which any “related person” (as defined as in paragraph (a) of Item 404 of Regulation S-K) had or will have a direct or indirect material interest) and all material facts with respect thereto. No related person transaction will be executed without the approval or ratification of a committee of our Board of Directors composed solely of independent directors who are disinterested or by the disinterested members of our Board of Directors. Our Affiliate Transaction Committee fulfills the obligations under this policy.

In reviewing a related person transaction or proposed related person transaction, the Affiliate Transaction Committee or disinterested directors, as applicable, shall consider all relevant facts and circumstances, including without limitation:

•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction;

•	the importance of the transaction both to the Company and the related person;

•	whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company;

•	whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons, if any; and

•	any other matters that management or the Affiliate Transaction Committee or disinterested directors, as applicable deem appropriate.

In addition, the policy provides that the Affiliate Transaction Committee, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, considers whether such transaction would compromise the director or director nominee’s status as an “independent,” “outside,” or “non-employee” director, as applicable, under our Charter and our Corporate Governance Guidelines and our Code of Business Conduct and Ethics.

Report of the Affiliate Transaction Committee

The Affiliate Transaction Committee has examined the fairness of the transactions described above, and has determined that all such transactions are fair and reasonable to us. The Affiliate Transaction Committee has reviewed our policies described above, in our Annual Report on Form 10-K and our registration statement related to our Offering, as well as other policies previously reviewed and approved by our Board of Directors, and determined that they are in the best interests of our stockholders because it believes they provide us with the highest likelihood of achieving our investment objectives while appropriately addressing conflicts of interest that may arise.

The Affiliate Transaction Committee of the Board of Directors:

Richard I. Gilchrist (Chair)

Raymond J. Beier

Field Griffith

Edward Lewis

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017 and has directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting. Deloitte also serves as the independent registered public accounting firm of Blackstone.

We have been advised by Deloitte that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.

We expect that representatives of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Deloitte is not ratified, our Board of Directors will reconsider the appointment.

Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our Charter or otherwise. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Audit and Non-Audit Fees

Aggregate fees that we were billed for the fiscal year ended December 31, 2016 by our independent registered public accounting firm, Deloitte, were as follows:

Fiscal Year Ended December 31, 2016
Audit fees (a)	$250,721
Audit-related fees	—
Tax fees	—
All other fees	—
Total	$250,721

(a)	Audit fees include amounts billed to us related to annual financial statement audit work, seed balance sheet audit work, quarterly financial statement reviews and review of SEC registration statements.

The Audit Committee of our Board of Directors was advised that there were no services provided by Deloitte that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair Deloitte from maintaining its independence as our independent auditor and concluded that it was.

Audit Committee Pre-Approval Policies and Procedures

In accordance with our Audit Committee pre-approval policy, all audit and non-audit services performed for us by our independent registered public accounting firm were pre-approved by the Audit Committee of our Board of Directors, which concluded that the provision of such services by Deloitte was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by the Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by the Audit Committee are required to be submitted to the Audit Committee, and must include a description of the services to be provided and a statement by the independent registered public accounting firm and principal accounting officer of the Company confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members or a subcommittee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.

AUDIT COMMITTEE REPORT

Our Board of Directors’ Audit Committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditor consultants and independent auditors, and operates under a written charter adopted by the Board of Directors. The charter can be viewed, together with any future changes that may occur, on our website at www.bxreit.com. The Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The Audit Committee members are “independent”, consistent with the qualifications set forth in our Charter, the listing standards of the NYSE and Rule 10A-3 under the Exchange Act applicable to board of directors in general and audit committees in particular.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee the foregoing functions.

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In performance of its oversight function, the Audit Committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2016 and related matters. Management advised the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Deloitte & Touche LLP. Our independent auditors presented to and reviewed with the Audit Committee the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 “Communication with Audit Committees.” Our independent auditors also provided to the Committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and in connection therewith the Committee discussed with the independent auditors their views as to their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Deloitte & Touche LLP. The Audit Committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.

In undertaking its oversight function, the Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external audits, whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on the Audit Committee’s considerations, discussions with management and discussion with the independent auditors as described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC.

Submitted by the Audit Committee of the

Company’s Board of Directors:

Raymond Beier (Chair)

Richard Gilchrist

Edward Lewis

PROPOSAL 3 — APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S

CHARTER TO CHANGE THE CALCULATION OF THE CAP FROM A PER SHARE BASIS TO

A PER ACCOUNT BASIS WITH RESPECT TO TOTAL UPFRONT SELLING COMMISSIONS,

DEALER MANAGER FEES AND STOCKHOLDER SERVICING FEES

Our current Charter provides that each Class T, Class S and Class D share shall convert into Class I shares (with an equivalent aggregate NAV as such share) at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions, dealer manager fees and stockholder servicing fees paid with respect to such share would exceed 8.75% (or, in the case of Class T shares sold through certain participating broker-dealers, a lower limit as set forth in any applicable agreement between the Dealer Manager and a participating broker-dealer) of the gross proceeds from the sale of such share (including the gross proceeds of any shares issued under our distribution reinvestment plan with respect thereto).

We have been informed by our transfer agent and participating broker-dealers that this conversion of shares on a share by share basis will cause administrative difficulties. Therefore, our Board of Directors has declared advisable an amendment to Section 5.2.3 of the Company’s Charter that provides that all Class T, S and D shares in a stockholder’s account will convert when the 8.75% (or, in the case of Class T shares, a lower limit as described above) of gross proceeds limit is reached with respect to all shares held in such account in the aggregate. The full text of the proposed amendment and restatement of the Charter is set forth in Appendix A, with deletions indicated by strikeouts and additions indicated by underlining.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE

COMPANY’S CHARTER TO CHANGE THE CALCULATION OF THE CAP FROM A PER

SHARE BASIS TO A PER ACCOUNT BASIS WITH RESPECT TO TOTAL UPFRONT SELLING

COMMISSIONS, DEALER MANAGER FEES AND STOCKHOLDER SERVICING FEES.

ANNUAL REPORT

Our Annual Report is being concurrently made available for distribution to our stockholders.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website, www.bxreit.com, and click “SEC Filings” under the “Governance” tab. Copies of our Annual Report on Form 10-K including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to Secretary, Blackstone Real Estate Income Trust, Inc., 345 Park Avenue, New York, New York 10154.

OTHER MATTERS

Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our Proxy Statement and proxy card for our 2018 Annual Meeting of Stockholders, your proposal must be received by our Secretary on or before December 22, 2017. Your proposal should be mailed by certified mail return receipt requested to our Secretary at Blackstone Real Estate Income Trust, Inc., 345 Park Avenue, New York, New York 10154. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2018 Annual Meeting, you must comply with our Bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than November 22, 2017 and no later than 5:00 p.m. New York City Time, on December 22, 2017. For additional requirements, stockholders should refer to our Bylaws, Article II, Section 11(a)(2), “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (844) 702-1299 or write to: DST Systems, P.O. Box 219349, Kansas City, MO 64121, and include your name, the name of your broker or other nominee and your account number(s). You can also request prompt delivery of a copy of the Proxy Statement and Annual Report by contacting Mediant Communications, P.O. Box 8035, Cary, North Carolina 27512, (844) 371-1438.

APPENDIX A

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: ~~The charter of~~ Blackstone Real Estate Income Trust, Inc., a Maryland corporation (the “Corporation”), ~~is hereby amended to provide that, immediately upon the acceptance of these Articles of Amendment and Restatement for record (the “Effective Time”) by the State Department of Assessments and Taxation of Maryland, each share of common stock, $0.01 par value per share, of the Corporation which was issued and outstanding immediately prior to the Effective Time shall be changed into one issued and outstanding share of Class I common stock, $0.01 par value per share, of the Corporation. The Corporation~~ desires to ~~further~~ amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (which is hereinafter called the “Corporation”) is: Blackstone Real Estate Income Trust, Inc.

ARTICLE II

PURPOSES AND POWERS

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o HSC Agent Services, Inc., 245 West Chase Street, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation are HSC Agent Services, Inc., 245 West Chase Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.

ARTICLE IV

DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

“Acquisition Expenses” shall mean any and all expenses, exclusive of Acquisition Fees, incurred by the Corporation, the Advisor or any Affiliate of either in connection with the selection, evaluation, structuring, acquisition, origination, financing and development of any assets, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses and title insurance premiums and the costs of performing due diligence.

“Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in Mortgages or Real Estate-Related Securities or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

“Advisor” shall mean the Person appointed, employed or contracted with by the Corporation pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

“Advisory Agreement” shall mean the agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.

“Affiliate” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person, including any partnership in which such Person is a general partner; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“Aggregate Share Ownership Limit” shall mean 9.9%, in value or number of shares, whichever is more restrictive, of the aggregate of the outstanding Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.

“asset” of the Corporation shall mean any Property, Mortgage, Real Estate-Related Security or other asset owned by the Corporation, directly or indirectly through one or more of its Affiliates.

“Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the assets of the Corporation invested, directly or indirectly, in equity interests in and loans secured by real estate, including all Properties, Mortgages and Real Estate-Related Securities and consolidated and unconsolidated Joint Ventures or other partnerships, before deducting depreciation, amortization, impairments, bad debt reserves or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

“Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“Bylaws” shall mean the Bylaws of the Corporation, as amended from time to time.

“Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“Charitable Trust” shall mean any trust provided for in Section 6.2.1.

“Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as Trustee of the Charitable Trust.

“Charter” shall mean the charter of the Corporation.

“Class D Common Shares” shall have the meaning as provided in Section 5.1 herein.

“Class I Common Shares” shall have the meaning as provided in Section 5.1 herein.

“Class S Common Shares” shall have the meaning as provided in Section 5.1 herein.

“Class T Common Shares” shall have the meaning as provided in Section 5.1 herein.

“Class D NAV Per Share” shall mean the net asset value of the Corporation allocable to the Class D Common Shares (including any reduction for Stockholder Servicing Fees as described in the Prospectus), determined as described in the Prospectus, divided by the number of outstanding Class D Common Shares.

“Class D Conversion Rate” shall mean the fraction, the numerator of which is the Class D NAV Per Share and the denominator of which is the Class I NAV Per Share.

“Class I NAV Per Share” shall mean the net asset value of the Corporation allocable to the Class I Shares, determined as described in the Prospectus, divided by the number of outstanding Class I Shares.

“Class T NAV Per Share” shall mean the net asset value of the Corporation allocable to the Class T Common Shares (including any reduction for Stockholder Servicing Fees as described in the Prospectus), determined as described in the Prospectus, divided by the number of outstanding Class T Common Shares.

“Class T Conversion Rate” shall mean the fraction, the numerator of which is the Class T NAV Per Share and the denominator of which is the Class I NAV Per Share.

“Class S NAV Per Share” shall mean the net asset value of the Corporation allocable to the Class S Common Shares (including any reduction for Stockholder Servicing Fees as described in the Prospectus), determined as described in the Prospectus, divided by the number of outstanding Class S Common Shares.

“Class S Conversion Rate” shall mean the fraction, the numerator of which is the Class S NAV Per Share and the denominator of which is the Class I NAV Per Share.

“Code” shall have the meaning as provided in Article II herein.

“Commencement of the Initial Public Offering” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.

“Common Share Ownership Limit” shall mean 9.9% (in value or in number of Common Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares, or such other percentage determined by the Board of Directors in accordance with Section 6.1.8 of the Charter.

“Common Shares” shall have the meaning as provided in Section 5.1 herein.

“Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid for the purchase or Sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.

“Construction Fee” shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitations on a Property.

“Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

“Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other assets of the Corporation, in each case exclusive of Acquisition Fees and Acquisition Expenses.

“Corporation” shall have the meaning as provided in Article I herein.

“Dealer Manager” shall mean such Person selected by the Board to act as the dealer manager for an Offering.

“Development Fee” shall mean a fee for the packaging of a Property, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.

“Directors” shall have the meaning as provided in Section 7.1 herein.

“Distributions” shall mean any distributions (as such term is defined in Section 2-301 of the MGCL), pursuant to Section 5.5 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

“Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Section 6.1.7.

“Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.1.7 and subject to adjustment pursuant to Section 6.1.8, the percentage limit established by the Board of Directors pursuant to Section 6.1.7.

“Excess Amount” shall have the meaning as provided in Section 8.8 herein.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

“Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions. Solely for the purpose of computing Gross Proceeds in Section 5.2.3(c), the purchase price of any Class T Common Share or Class S Common Share shall be deemed to be the full, non-discounted offering price at the time of purchase of each such Class T Common Share or Class S Common Share.

“Indemnitee” shall have the meaning as provided in Section 12.2(b) herein.

“Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the Appraisal Institute shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.

“Independent Director” shall mean a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than an interest in the Corporation or an interest that is not material in any other Affiliate (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds 5% of either the Director’s annual gross income, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.

“Initial Date” shall mean the date on which Shares are first issued in the Initial Public Offering; provided, however, that following any Restriction Termination Date, the term “Initial Date” shall mean the date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination of the Board of Directors that it is in the best interests of the Corporation to attempt to qualify or requalify as a REIT.

“Initial Investment” shall mean that portion (i.e., $200,000) of the initial capitalization of the Corporation contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.

“Initial Public Offering” shall mean the first Offering pursuant to an effective registration statement filed under the Securities Act.

“Invested Capital” shall mean the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price of such Shares at the time of such purchase, reduced by the portion of any Distribution that is attributable to net sales proceeds and by any amounts paid by the Corporation to repurchase Shares pursuant to the Corporation’s plan for the repurchase of Shares.

“Joint Ventures” shall mean those joint venture or partnership arrangements (other than the Operating Partnership) in which the Corporation or any of its subsidiaries is a co-venturer or partner established to acquire or hold assets of the Corporation.

“Leverage” shall mean the aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

“Listing” shall mean the listing of any or all of the Common Shares on a national securities exchange. Upon such Listing, the Common Shares shall be deemed Listed.

“Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the net asset value of such Shares as most recently disclosed by the Corporation.

“MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

“Mortgages” shall mean, in connection with any mortgage financing that the Corporation makes or invests in, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

“NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007.

“Net Assets” shall mean the total assets (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated at least quarterly by the Corporation on a basis consistently applied.

“Net Income” shall mean for any period, the Corporation’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to, or allowances for, non-cash charges such as depreciation, amortization, impairments and reserves for bad debt or other similar non-cash reserves. If the Advisor receives an Incentive Fee pursuant to Section 8.6 hereof, Net Income, for purposes of calculating Total Operating Expenses in Section 8.8 hereof, shall exclude any gain from the Sale of the assets of the Corporation.

“Non-Compliant Tender Offer” shall have the meaning as provided in Section 11.7 herein.

“NYSE” shall mean the New York Stock Exchange.

“Offering” shall mean any offering of Shares for the account of the Corporation.

“Operating Partnership” shall mean BREIT Operating Partnership L.P., a Delaware limited partnership, through which the Corporation may own assets.

“Organization and Offering Expenses” shall mean any and all costs and expenses incurred by the Corporation and to be paid from the assets of the Corporation in connection with the formation of the Corporation and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions, costs related to investor and broker-dealer sales meetings, fees and expenses of the underwriters’ attorneys, expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and, for purposes of Article VI herein (and all defined terms used in such Article), also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.

“Preferred Shares” shall have the meaning as provided in Section 5.1 herein.

“Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Article VI herein, would Beneficially Own or Constructively Own Shares in violation of

Section 6.1.1, and, if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

“Property” or “Properties” shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly, including through joint venture arrangements or other partnership or investment interests.

“Prospectus” shall mean the prospectus included in the most recent effective registration statement filed by the Corporation with the Securities and Exchange Commission with respect to the applicable Offering, as such prospectus may be amended or supplemented from time to time.

“Real Estate-Related Securities” shall mean equity and debt securities of both publicly traded and private companies, including REITs and pass-through entities, that own Real Property or loans secured by real estate, including investments in commercial mortgage-backed securities and derivative instruments, owned by the Corporation directly or indirectly through one or more of its Affiliates.

“Real Property” shall mean land, rights in land (including leasehold interests) and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

“Reinvestment Plan” shall have the meaning as provided in Section 5.10 herein.

“Reinvestment Proceeds” shall mean, with respect to any Share issued pursuant to a Reinvestment Plan, the Class T NAV per Share, the Class S NAV Per Share or Class D NAV Per Share, as applicable, of such Share at the time of issuance.

“REIT” shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

“REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.

“Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

“Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:

(a) a transaction involving securities of the Corporation that have been listed on a national securities exchange for at least twelve months; or

(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

(i) voting rights of the holders of Common Shares;

(ii) the term of existence of the Corporation;

(iii) Sponsor or Advisor compensation; or

(iv) the Corporation’s investment objectives.

“Sale” shall include any transaction or series of transactions whereby:

(a) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards;

(b) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of all or substantially all of the interest of the Corporation or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner;

(c) any Joint Venture in which the Corporation or the Operating Partnership is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards;

(d) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or Real Estate-Related Security or portion thereof, including any payments thereunder or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage or Real Estate-Related Security, and including any event with respect to any Mortgage or Real Estate-Related Security which gives rise to a significant amount of insurance proceeds or similar awards; and

(e) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys or relinquishes its ownership of any other asset not previously described in this definition or any portion thereof.

“SDAT” shall have the meaning as provided in Section 5.4 herein.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.

“Selling Commissions” shall mean any and all up-front fees and commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, up-front fees or commissions payable to the Dealer Manager.

“Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares or Preferred Shares.

“Soliciting Dealers” shall mean those broker-dealers that are members of the Financial Industry Regulatory Authority, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.

“Sponsor” shall mean any Person that (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation or (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of such Person. A Person may also be deemed a Sponsor of the Corporation by: (a) taking the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (b) receiving a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (c) having a substantial number of relationships and contacts with the Corporation, (d) possessing significant rights to control Properties, (e) receiving fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (f) providing goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

“Stockholder List” shall have the meaning as provided in Section 11.5 herein.

“Stockholder Servicing Fee” shall mean the stockholder servicing fee payable to the Dealer Manager and reallowable to soliciting dealers with respect to Class T Common Shares, Class S Common Shares and Class D Common Shares as described in the Prospectus.

“Stockholders” shall mean the holders of record of the Shares as maintained in the books and records of the Corporation or its transfer agent.

“Total Corporation-Level Underwriting Compensation” shall mean all underwriting compensation paid or incurred with respect to an Offering from all sources, determined pursuant to the rules and guidance of the Financial Industry Regulatory Authority, Inc., including Stockholder Servicing Fees and Selling Commissions.

“Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, including advisory fees, but excluding: (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) property level expenses incurred at each property, (iii) interest payments, (iv) taxes, (v) non-cash expenditures such as depreciation, amortization and bad debt reserves, (vi) incentive fees paid in compliance with Section 8.6, (vii) Acquisition Fees and Acquisition Expenses, (viii) real estate commissions on the Sale of Property and (ix) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

“Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, including (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“2%/25% Guidelines” shall have the meaning as provided in Section 8.8 herein.

“Unimproved Real Property” shall mean Property (i) in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income, (ii) that has no development or construction in process and (iii) for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE V

STOCK

Section 5.1 Authorized Shares. The Corporation has authority to issue 2,100,000,000 Shares, consisting of 2,000,000,000 shares of common stock, $0.01 par value per share (the “Common Shares”), 500,000,000 of which are classified as Class T common stock (the “Class T Common Shares”), 500,000,000 of which are classified as Class S common stock (the “Class S Common Shares”), 500,000,000 of which are classified as Class D common stock (the “Class D Common Shares”) and 500,000,000 of which are classified as Class I common stock (the “Class I Common Shares”), and 100,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Shares”). The aggregate par value of all authorized Shares having par value is $21,000,000. All Shares shall be fully paid and non-assessable when issued. The Board may classify or reclassify any unissued Common Shares from time to time into one or more classes or series of Shares. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.

Section 5.2 Common Shares.

Section 5.2.1 Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

Section 5.2.2 Voting Rights. Subject to the provisions of Article VI and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

Section 5.2.3 Conversion of Class T Common Shares, Class S Common Shares and Class D Common Shares. Each Class T Common Share, Class S Common Share and Class D Common Share held in a Stockholder’s account shall automatically and without any action on the part of the holder thereof convert into a number of Class I Common Shares equal to the Class T Conversion Rate, Class S Conversion Rate or Class D Conversion Rate, respectively, on the earliest of (a) a Listing of Class I Common Shares, (b) a merger or consolidation of the Corporation with or into another entity, or the sale or other disposition of all or substantially all of the Corporation’s assets, (c) the end of the month in which the Dealer Manager in conjunction with the Corporation’s transfer agent determines that total Selling Commissions and Stockholder Servicing Fees paid with respect to ~~such Share~~the Shares held by such Stockholder within such account would exceed, in the aggregate, 8.75% of the sum of the Gross Proceeds from the sale of such Shares and the aggregate Reinvestment Proceeds of any Shares issued under a Reinvestment Plan with respect to such Shares (or, solely with respect to the Class T Common Shares, a lower limit as set forth in the applicable agreement between the Dealer Manager and a Soliciting Dealer at the time such Class T Common Shares were issued), and (d) after termination of the primary portion of the Offering in which such Class T Common Shares, Class S Common Shares and Class D Common Shares were sold, the end of the month in which the Corporation, with the assistance of the Dealer Manager, determines that Total Corporation-Level Underwriting Compensation paid with respect to ~~the primary portion of~~ such Offering is equal to ten percent of the Gross Proceeds of the primary portion of such Offering. ~~If a Class T Common Share, Class S Common Share or Class D Common Share converts to a number of Class I Common Shares pursuant to clause (c) above, all Shares issued under a Reinvestment Plan with respect to such Share, if any, will also convert into a number of Class I Common Shares equal to the Class T Conversion Rate, Class S Conversion Rate or Class D Conversion Rate, as applicable.~~

Section 5.2.4 Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the assets of the Corporation, the aggregate assets of the Corporation available for Distribution to holders of the Common Shares shall be determined in accordance with applicable law. Immediately before any liquidation, dissolution or winding up, or any distribution of the assets of the Corporation pursuant to a plan of liquidation, dissolution or winding up, Class T Common Shares will automatically convert to Class I Common Shares at the Class T Conversion Rate, Class S Common Shares will automatically convert to Class I Common Shares at the Class S Conversion Rate and Class D Common Shares will automatically convert to Class I Common Shares at the Class D Conversion Rate. Following such conversion, the aggregate assets of the Corporation available for Distribution to holders of the Common Shares, or the proceeds therefrom, shall be distributed to each holder of Class I Common Shares, ratably with each other holder of Class I Common Shares, which will include all converted Class T Common Shares, Class S Common Shares and Class D Common Shares, in such proportion as the number of outstanding Class I Common Shares held by such holder bears to the total number of outstanding Class I Common Shares then outstanding.

Section 5.3 Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of Shares; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.

Section 5.4 Classified or Reclassified Shares. Prior to the issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Shares set or changed pursuant to Section 5.4(c) may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.

Section 5.5 Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Corporation or in securities of the Corporation, including in Shares of one class payable to holders of Shares of another class, or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.5 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions of in-kind property in which (a) the Board advises each Stockholder of the risks associated with direct ownership of the property, (b) the Board offers each Stockholder the election of receiving such in-kind property distributions and (c) in-kind property distributions are made only to those Stockholders that accept such offer.

Other than Distributions pursuant to a program or programs by which the Corporation voluntarily repurchases shares from its stockholders or pursuant to Article VI, each stockholder of a class or series of shares of capital stock shall be treated the same with respect to Distributions as every other stockholder of that class or series.

Section 5.6 Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

Section 5.7 No Issuance of Share Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.

Section 5.8 Suitability of Stockholders. Upon the Commencement of the Initial Public Offering and until Listing, the following provisions shall apply:

Section 5.8.1 Investor Suitability Standards. Subject to suitability standards established by individual states, to purchase Common Shares, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:

(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or

(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.

Section 5.8.2 Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Corporation and each broker or dealer or registered investment adviser recommending the purchase of Shares to a customer shall make every reasonable effort to determine that the purchase of Common Shares by a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, the Sponsor or each Person selling Common Shares on behalf of the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of Shares to a customer shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for purchasing Common Shares; (b) can reasonably benefit from an investment in Common Shares based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the Stockholder may lose the entire investment; (iii) the lack of liquidity of the Common Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment.

The Sponsor or each Person selling Common Shares on behalf of the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of Shares to a customer shall make this determination with respect to each prospective Stockholder on the basis of information it has obtained from or on behalf of such prospective Stockholder, including information indirectly obtained from a prospective stockholder through such stockholder’s investment adviser, financial advisor or bank acting as a fiduciary. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation and other investments of the prospective Stockholder, as well as any other pertinent factors.

The Sponsor or each Person selling Common Shares on behalf of the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of Shares to a customer shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Common Shares on behalf of the Corporation, or each broker or dealer or registered investment adviser recommending the purchase of Shares to a customer shall maintain these records for at least six years.

The Sponsor and each Person selling shares on behalf of the Corporation may each rely upon the following in satisfying its obligations under this Section 5.8.2: (i) the Person directly recommending the purchase of Common Shares to a customer if that Person is a FINRA member broker or dealer that has entered into a selling agreement with the Sponsor or the Corporation or their Affiliates or (ii) a registered investment adviser that has entered into an agreement with the Sponsor or the Corporation or their Affiliates.

Section 5.8.3 Minimum Investment and Transfer. Subject to certain individual state requirements and except with respect to the issuance of Common Shares under the Reinvestment Plan, no initial sale or transfer of Common Shares for value of less than $2,500, or such other amount as determined by the Board, will be permitted.

Section 5.9 Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. Neither the Sponsor, the Advisor, any member of the Board or any Affiliate thereof may receive any fees arising out of the repurchase of Shares by the Corporation.

Section 5.10 Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (a) all material information regarding Distributions to the holders of Common Shares and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the holders of Common Shares not less often than annually, and (b) each holder of Common Shares participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (a) above.

ARTICLE VI

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1 Shares.

Section 6.1.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 6.3:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i) or (ii),

(i) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically Transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii) if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 6.1.1(b), a violation of any provision of this Article VI would nonetheless be continuing (for example where the ownership of Shares by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Charitable Trusts, each having a distinct Charitable Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VI.

Section 6.1.2 Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board) shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee.

Section 6.1.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 6.1.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of more than five percent (or such lower percentage as required by the Code or the Treasury regulations promulgated thereunder or as otherwise required by the Board of Directors) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and

(b) each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the Stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5 Remedies Not Limited. Subject to Section 7.10 of the Charter, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its Stockholders in preserving the Corporation’s status as a REIT.

Section 6.1.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors may determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

Section 6.1.7 Exceptions.

(a) Subject to Section 6.1.1(a)(ii), the Board of Directors may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary for the Board to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 6.1.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.

(b) Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 6.1.1(a)(ii), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.

Section 6.1.8 Increase or Decrease in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.1(a)(ii), the Board of Directors may from time to time increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and increase or decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons. No decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will be effective for any Person whose percentage of ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, as applicable, until such time as such Person’s percentage of ownership in Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.

Section 6.1.9 Legend. Any certificate representing Shares shall bear substantially the following legend:

The Shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter, (i) no Person may Beneficially Own or Constructively Own Common Shares in excess of 9.9% (in value or number of Common Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares in excess of 9.9% (in value or number of shares) of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) any Transfer of Shares that, if effective, would result in Shares being beneficially owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares. Any Person who Beneficially Own or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which cause or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation in writing (or, in the case of an attempted transaction, give at least 15 days prior written notice). If any of the restrictions on Transfer or ownership as set forth in (i), (ii) or (iii) above are violated, the Shares in excess or in violation of the above limitations will be automatically Transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described in (i), (ii) or (iii) above may be void ab initio.

Until such time as the Common Shares are listed on a national securities exchange, to purchase Common Shares, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:

(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Common Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or

(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Common Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000. Subject to certain individual state requirements and except with respect to the issuance of Common Shares under the Reinvestment Plan, no transfer of Common Shares for value of less than $2,500, or such other amount as determined by the Board, will be permitted.

All capitalized terms in this legend have the meanings defined in the Corporation’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a Stockholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.

Section 6.2 Transfer of Shares in Trust.

Section 6.2.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.

Section 6.2.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

Section 6.2.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee shall be paid by the recipient of such dividend or other Distribution to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Shares have been Transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of Stockholders.

Section 6.2.4 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.

Section 6.2.5 Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the

Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.

Section 6.2.6 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 6.3 NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

Section 6.4 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

Section 6.5 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 7.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) shall be seven, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that the total number of Directors shall not be fewer than three. Upon Commencement of the Initial Public Offering and until Listing (if any), a majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The names of the current Directors who shall serve until the ~~first~~next annual meeting of Stockholders and until their successors are duly elected and qualify are:

~~Frank Cohen~~

~~A.J. Agarwal~~

~~Wesley LePatner~~

~~Raymond J. Beier~~

~~Richard I. Gilchrist~~

~~Field Griffith~~

~~Edward Lewis~~

These Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the Board of Directors prior to the first annual meeting of Stockholders in the manner provided in the Bylaws.

The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies. Notwithstanding the foregoing sentence, if any remaining directors are Independent Directors, only Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.

Section 7.2 Experience. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have at least three years of relevant real estate experience.

Section 7.3 Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.

Section 7.4 Term. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Corporation with respect to the termination after less than one year of the term of office of any Director elected by the holders of such Preferred Shares, each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.

Section 7.5 Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Corporation and have a fiduciary duty to the Stockholders, including a fiduciary duty to the Stockholders to supervise the relationship of the Corporation with the Advisor.

Section 7.6 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 7.7 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (including as compensation for the Independent Directors or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws. The issuance of Preferred Shares shall also be approved by a majority of Independent Directors not otherwise interested in the transaction, who shall have access at the Corporation’s expense to the Corporation’s legal counsel or to independent legal counsel.

Section 7.8 Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security that the Corporation may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors and upon such terms and conditions as may be specified by the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

Section 7.9 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares:

(a) the amount of the Net Income for any period and the amount of assets at any time legally available for the payment of dividends, repurchase of Shares or the payment of other Distributions on Shares;

(b) the amount of paid-in surplus, Net Assets, other surplus, annual or other cash flow, funds from operations, net profit, Net Assets in excess of capital, undivided profits or excess of profits over losses on Sales of assets;

(c) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged);

(d) any interpretation or resolution of any ambiguity with respect to any provision of the Bylaws or the Charter, including, without limitation: (i) any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any shares of any class or series of Shares, (ii) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (iii) which amounts paid to the Advisor or its Affiliates are expenses connected with the ownership of real estate interests, loans or other property, (iv) which expenses are excluded from the definition of Total Operating Expenses, (v) whether expenses qualify as Organization and Offering Expenses, (vi) whether an investment is considered a commodity or commodity future contract and whether a futures contract is used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in real estate assets, Mortgages and Real Estate-Related Securities as contemplated by Section 9.3(b), and (vii) whether substantial justification exists to invest in or make a Mortgage as contemplated by Section 9.3(d) because of the presence of other underwriting criteria;

(e) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation;

(f) any matter relating to the acquisition, holding and disposition of any assets of the Corporation;

(g) any interpretation of the terms and conditions of one or more agreements with any Person; or

(h) any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

Section 7.10 REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and Transfers set forth in Article VI is no longer required for REIT qualification.

Section 7.11 Board Action with Respect to Certain Matters. A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4 and VI.G.

Section 7.12 Ratification of Charter. At the first meeting of the Board of Directors at which a majority of the Board of Directors consists of Independent Directors, the Board of Directors and the Independent Directors shall each review and ratify this charter by majority vote.

ARTICLE VIII

ADVISOR

Section 8.1 Appointment of Advisor and Initial Investment. The Board is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person that is an Affiliate of any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Sponsor or its Affiliates have made an Initial Investment of $200,000 in the Corporation. The Sponsor or such Affiliate may not sell the Initial Investment while the Sponsor or any affiliate thereof serves as the Sponsor, but may transfer the Initial Investment to other Affiliates.

Section 8.2 Supervision of Advisor. The Board shall review and evaluate the qualifications of the Advisor before entering into, and shall evaluate the performance of the Advisor before renewing, an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations and investment activities of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the assets of the Corporation, (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation, (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business, (e) the quality and extent of service and advice furnished by the Advisor, (f) the performance of the assets of the Corporation, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (g) the quality of the assets of the Corporation relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.

Section 8.3 Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Corporation and to the Stockholders.

Section 8.4 Term and Termination. The Advisory Agreement shall have a term of no more than one year, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. A majority of the Independent Directors may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with, and take all reasonable steps requested to assist, the Corporation and the Board in making an orderly transition of the advisory function.

Section 8.5 Disposition Fee on Sale of Property. The Corporation may pay the Advisor a real estate commission upon the Sale of one or more Properties, in an amount equal to the lesser of (a) one-half of the

Competitive Real Estate Commission or (b) 3% of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of such Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such Property or Properties.

Section 8.6 Incentive Fees. The Corporation may pay the Advisor an interest in the gain from the Sale of assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to 6% of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the assets by each respective Advisor or any Affiliate.

Section 8.7 Acquisition Fees. The Corporation may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in assets of the Corporation; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to 6% of the Contract Purchase Price or, in the case of a Mortgage, 6% of the funds advanced; and provided, further, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.

Section 8.8 Reimbursement for Total Operating Expenses. The Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses paid by the Advisor; provided, however, that commencing upon the earlier to occur of four fiscal quarters after (i) the Corporation’s acquisition of its first asset or (ii) six months after the date on which the Corporation breaks escrow for the Initial Public Offering, the Corporation shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such four fiscal quarters. The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount that the Independent Directors conclude was justified, there shall be sent to the holders of Common Shares a written disclosure of such fact (or shall be disclosed to the holders of Common Shares in the next Quarterly Report on Form 10-Q of the Corporation or by filing a Current Report on Form 8-K with the Securities and Exchange Commission within 60 days of such quarter end), together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that such Excess Amount is justified, the Advisor shall pay the Corporation the amount by which the expenses exceeded the 2%/25% Guidelines.

ARTICLE IX

INVESTMENT POLICIES AND LIMITATIONS

Section 9.1 Review of Investment Policies. The Board shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Adviser to assure that such policies are carried out. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (and, upon Commencement of the Initial Public Offering, not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.

Section 9.2 Certain Investment Restrictions.

(a) The Corporation may invest in Joint Ventures with the Sponsor, the Advisor, one or more Directors or any Affiliate thereof, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as, or more favorable than, those received by other joint venturers.

(b) Subject to any limitations in Section 9.3, the Corporation may invest in equity securities, provided that ~~if such equity securities are not listed on a national securities exchange or traded in an over-the-counter market,~~ such investment shall be permitted only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.

Section 9.3 Investment and Other Limitations. In addition to other investment restrictions and guidelines imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, the following limitations shall apply:

(a) Not more than 10% of the Corporation’s total assets shall be invested in Unimproved Real Property or indebtedness secured by a deed of trust or Mortgages on Unimproved Real Property.

(b) The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to derivatives related to non-commodity investments, including futures contracts when used solely for the purpose of hedging in connection with the Corporation’s ordinary business of investing in real estate assets, Mortgages and Real Estate-Related Securities.

(c) The Corporation shall not invest in or make any Mortgage (excluding any investments in mortgage pools, commercial mortgage-backed securities or residential mortgage-backed securities) unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy as to the priority of the Mortgage or condition of the title must be obtained.

(d) The Corporation shall not invest in or make any Mortgage, including a construction loan but excluding any investments in mortgage pools, commercial mortgage-backed securities or residential mortgage-backed securities, on any one Real Property if the aggregate amount of all mortgage loans on such Real Property, would exceed an amount equal to 85% of the appraised value of such Real Property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.

(e) The Corporation shall not make or invest in any Mortgages that are subordinate to any lien or other indebtedness or equity interest of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.

(f) The Corporation shall not issue (i) equity securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt, as determined by the Board of Directors or a duly authorized officer of the Corporation; (iii) equity securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public. Options or warrants may be issued to Persons other than the Advisor, the Directors, the Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants granted to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not be exercisable for a number of Shares that exceeds 10% of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights that bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.

(g) A majority of Directors shall determine that the consideration paid for Real Property acquired by the Corporation shall ordinarily be based on the fair market value of the Real Property. If a majority of the Independent Directors on the Board of Directors or a duly authorized committee of the Board determines, or if the Real Property is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.

(h) The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders in the next quarterly report of the Corporation following such borrowing, along with justification for such excess.

(i) The Corporation will not make any investment that the Corporation believes will cause it to be classified as an “investment company” under the Investment Company Act of 1940, as amended.

(j) The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.

(k) The Corporation shall not invest in real estate contracts of sale, otherwise known as land sale contracts, unless the contract is in recordable form and is appropriately recorded in the chain of title.

(l) The Corporation shall not engage in the business of underwriting or the agency distribution of securities issued by other Persons.

(m) The Corporation shall not acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for investments in which the Corporation holds a non-controlling interest or investments in any entity having securities listed on a national securities exchange or included for quotation on an interdealer quotation system.

ARTICLE X

CONFLICTS OF INTEREST

Section 10.1 Sales and Leases to the Corporation. The Corporation may purchase or lease an asset or assets from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the asset to such Sponsor, Advisor, Director or Affiliate or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Corporation for any such asset exceed the asset’s current appraised value.

Section 10.2 Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. The Advisor, the Sponsor, a Director or any Affiliate thereof may purchase or lease an asset or assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Corporation.

Section 10.3 Other Transactions.

(a) The Corporation shall not make loans to the Sponsor, the Advisor, a Director or any Affiliate thereof except Mortgages pursuant to Section 9.3(c), (d) and (e) hereof or loans to wholly owned subsidiaries of the Corporation. This restriction on loans applies only to advances of cash that are commonly viewed as loans, as determined by the Board of Directors, and does not apply to advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought nor does it limit the Corporation’s ability to advance reimbursable expenses incurred by directors or officers or the Advisor or its Affiliates.

(b) The Corporation may not borrow money from the Sponsor, the Advisor, a Director or any Affiliate thereof, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties under the same circumstances.

(c) The Corporation shall not engage in any other transaction with the Sponsor, the Advisor, a Director or any Affiliate thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions no less favorable to the Corporation than those available from unaffiliated third parties.

ARTICLE XI

STOCKHOLDERS

Section 11.1 Meetings. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The Board of Directors, including the Independent Directors, shall be required to take reasonable steps to ensure that this requirement is met. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the chief executive officer, the president or the chairman of the board or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of Stockholders upon the written request of Stockholders entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws. If the meeting is called by the secretary upon the written request of Stockholders as described in this Section 11.1, notice of the special meeting shall be sent to all Stockholders within 10 days of the receipt of the written request and the special meeting shall be held at the time and place specified in the Stockholder request not less than 15 days nor more than 60 days after the delivery of the notice; provided, however, that if no time or place is so specified in the Stockholder request, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

Section 11.2 Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1 hereof; (b) amendment of the Charter as provided in Article XIII hereof; (c) dissolution of the Corporation; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in Property; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or reorganization of the Corporation except as permitted by law.

Section 11.3 Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, any Director or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

Section 11.4 Right of Inspection. Any holder of Common Shares and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 11.5 Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the holders of Common Shares, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any holder of Common Shares or such holder’s designated agent at the home office of the Corporation upon the request of the holder of Common Shares. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any holder of Common Shares so requesting within ten days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to such holder’s request. The purposes for which a holder of Common Shares may request a copy of the Stockholder List include, without limitation, matters relating to such holder’s voting rights, the exercise of such holder’s rights under federal proxy laws and any other proper purpose.

If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any holder of Common Shares requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by such holder of Common Shares for compelling the production of the Stockholder List, and for actual damages suffered by any holder of Common Shares by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a holder of Common Shares relative to the affairs of the Corporation. The Corporation may require the holder of Common Shares requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to such holder’s interest in the Corporation. The remedies provided hereunder to holders of Common Shares requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to holders of Common Shares under federal law or the laws of any state.

Section 11.6 Reports. For each fiscal year after the Commencement of the Initial Public Offering prior to a Listing, the Directors, including the Independent Directors, shall take reasonable steps to insure that the Corporation shall cause to be prepared and mailed or delivered to each holder of Common Shares as of a record date after the end of the fiscal year, within 120 days after the end of the fiscal year to which it relates, an annual report that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles that are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of the holders of Common Shares and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, the Directors, the Advisor, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions. Alternatively, such information may be provided in a proxy statement delivered with the annual report. The annual report and proxy statement may be delivered by any reasonable means, including through an electronic medium. Electronic delivery of the annual report or proxy statement shall comply with any then-applicable rules of the Securities and Exchange Commission.

Section 11.7 Tender Offers.

(a) If any Person makes a tender offer for Shares, including, without limitation, a “mini-tender” offer, such Person (a “Bidder”) must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than 5% of the outstanding Shares; provided, however, that such documents are not required to be filed with the Securities and Exchange Commission. In addition, any Bidder must provide notice to the Corporation at least 10 Business Days prior to initiating any such tender offer. If any Bidder initiates a tender offer without complying with the foregoing (a “Non-Compliant Tender Offer”), the Corporation may elect to publish, send or give to Stockholders and the Bidder a statement (a “Position Statement”), which Position Statement may be posted on the Corporation’s website, disclosing that the Corporation (a) recommends acceptance or rejection of the Non-Compliant Tender Offer, (b) expresses no opinion and is remaining neutral toward the Non-Compliant Tender Offer, or (c) is unable to take a position with respect to the Non-Compliant Tender Offer. If the

Corporation issues a Position Statement but does not recommend acceptance of the Non-Compliant Tender Offer, then the Corporation may elect to cause the rescission provisions of paragraph (b) of this Section 11.7 to be applicable by including a notice of such election (a “11.7(b) notice”) in the Position Statement within 10 Business Days of the Corporation becoming aware of the commencement of the Non-Compliant Tender Offer:

(b) If the Corporation includes a 11.7(b) notice in a Position Statement, and any Stockholder who tendered Shares in connection with the Non-Compliant Tender Offer delivers a notice (a “Rescission Notice”) to the Corporation within 30 days of issuance of the Position Statement indicating a desire to rescind such Stockholder’s tender, then such purported tender shall be void ab initio and the Bidder shall acquire no rights in such Shares and the Stockholder who delivered the Rescission Notice shall continue to have all rights in such Shares. Until the expiration of this 30-day period, the Corporation shall not record a transfer of Shares to the Bidder or its assignee in connection with the Tender Offer.

(c) In addition, unless waived by the Corporation, any Person who makes a Non-Compliant Tender Offer that is not recommended by the Corporation in the Position Statement shall be responsible for all expenses incurred by the Corporation in connection with (x) its review and consideration of the Non-Compliant Tender Offer, including board of directors meeting costs and the costs of counsel and financial advisors, (y) the publication and/or distribution of the Position Statement, including printing and mailing costs, and (z) the enforcement of the provisions of this Section 11.7. In addition to the remedies provided herein, the Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer.

(d) This Section 11.7 shall be of no force or effect with respect to any Shares that are then Listed as of the date of the commencement of the tender offer.

ARTICLE XII

LIABILITY LIMITATION AND INDEMNIFICATION

Section 12.1 Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the assets or the affairs of the Corporation by reason of his being a Stockholder.

Section 12.2 Limitation of Director and Officer Liability.

(a) Subject to any limitations set forth under Maryland law or in paragraph (b), no Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide that a Director, the Advisor or any Affiliate (the “Indemnitee”) be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.

(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv) Such agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.

Section 12.3 Indemnification.

(a) Subject to any limitations set forth under Maryland law or in paragraph (b) or (c) below, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor or any of its Affiliates acting as an agent of the Corporation. The rights to indemnification and advance of expenses provided to a Director or officer hereby shall vest immediately upon election of such Director or officer. The Corporation may, with the approval of the Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board may take such action as is necessary to carry out this Section 12.3(a). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:

(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.

(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.

(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification to an Indemnitee for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

Section 12.4 Payment of Expenses. The Corporation may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.3 hereof, (c) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (d) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.

Section 12.5 Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

ARTICLE XIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (a) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (b) any amendment to Sections 7.2 and 7.5 of Article VII, Article IX, Article X, Article XII, Article XIV hereof and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).

ARTICLE XIV

ROLL-UP TRANSACTIONS

In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Appraiser. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:

(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(b) one of the following:

(i) remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

(ii) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets.

The Corporation is prohibited from participating in any proposed Roll-Up Transaction:

(a) that would result in the holders of Common Shares having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1, 11.2, 11.6 and 12.1 hereof;

(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or

(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Shares.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.

SEVENTH: ~~The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the charter of the Corporation was 1,000,000, consisting of 1,000,000 shares of common stock, $0.01 par value per share. The aggregate par value of all shares of stock having par value was $10,000.~~

~~EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter of the Corporation is 2,100,000,000, consisting of 2,000,000,000 shares of common stock, $0.01 par value per share, 500,000,000 of which are classified as Class T common stock, 500,000,000 of which are classified as Class S common stock, 500,000,000 of which are classified as Class D common stock and 500,000,000 of which are classified as Class I common stock, and 100,000,000 shares of preferred stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $21,000,000.~~

~~NINTHSEVENTH:~~ The undersigned acknowledges these Second Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[signature page follows]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ~~24th~~     day of ~~August, 2016~~            , 2017.

ATTEST:	Blackstone Real Estate Income Trust, Inc.

~~(SEAL)~~
Name: ~~Leon Volchyok~~	Name: ~~A.J. Agarwal~~
Title: ~~Chief Securities Counsel and Secretary~~	Title: ~~President~~

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
Blackstone Real Estate Income Trust, Inc. P.O. BOX 8035 CARY, NC 27512-9916	INTERNET
Go To: www.proxydocs.com/BREIT
	●	Cast your vote online.
	●	Have your Proxy Card ready.
	●	Follow the simple instructions to record your vote.

PHONE
Call 1-866-286-3108
	●	Use any touch-tone telephone.
	●	Have your Proxy Card ready.
	●	Follow the simple recorded instructions.
MAIL
	●	Mark, sign and date your Proxy Card.
	●	Fold and return your Proxy Card in the postage- paid envelope provided with the address below showing through the window.

PROXY TABULATOR
PO BOX 8035
CARY, NC 27512-9916

  Please fold here—Do not separate

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – JUNE 20, 2017

The undersigned stockholder(s) hereby appoint(s) Frank Cohen, Paul D. Quinlan, Judy Turchin and Leon Volchyok as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Annual Meeting of Stockholders of Blackstone Real Estate Income Trust, Inc., to be held at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017 on Tuesday, June 20, 2017 at 10:00 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of Blackstone Real Estate Income Trust, Inc. which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting and revokes any proxy heretofore given with respect to such Meeting and any adjournments or postponements thereof.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted “FOR” each of the director nominees listed on the reverse side, “FOR” the ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017 and “FOR” the approval of an amendment and restatement of the Company’s Charter to change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date	Scan code for mobile voting

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

PXY-BLIC-V1

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held On June 20, 2017:

The Proxy Statement, Form of Proxy and

our 2016 Annual Report are available at www.proxydocs.com/BREIT

Directions to the office of Simpson Thacher & Bartlett LLP may be found at http://www.stblaw.com/offices/new-york

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ⬛

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SEVEN NOMINEES FOR DIRECTOR LISTED BELOW AND A VOTE “FOR” PROPOSALS 2 AND 3.

1.	Elect seven director nominees listed in the Proxy Statement;

	Nominees:	FOR	AGAINST	ABSTAIN

	(01) Frank Cohen	☐	☐	☐

	(02) A.J. Agarwal	☐	☐	☐

	(03) Wesley LePatner	☐	☐	☐

	(04) Raymond J. Beier	☐	☐	☐

	(05) Richard I. Gilchrist	☐	☐	☐

	(06) Field Griffith	☐	☐	☐

	(07) Edward Lewis	☐	☐	☐

		FOR	AGAINST	ABSTAIN

2.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2017; and	☐	☐	☐

3.

Approve an amendment and restatement of the Company’s Charter to change the calculation of the cap from a per share basis to a per account basis with respect to total upfront selling commissions, dealer manager fees and stockholder servicing fees.

		☐	☐	☐

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-BLIC-V1